UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09157

Eaton Vance California Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

Item 1. Reports to Stockholders

Annual Report November 30, 2007

EATON VANCE
MUNICIPAL
INCOME
TRUSTS

CLOSED-END FUNDS:

California

Florida

Massachusetts

Michigan

New Jersey

New York

Ohio

Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trusts as of November 30, 2007

Table Of Contents

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition

California Municipal Income Trust	3
Florida Municipal Income Trust	4
Massachusetts Municipal Income Trust	5
Michigan Municipal Income Trust	6
New Jersey Municipal Income Trust	7
New York Municipal Income Trust	8
Ohio Municipal Income Trust	9
Pennsylvania Municipal Income Trust	10

Financial Statements	11

Federal Tax Information	71

Dividend Reinvestment Plan	72

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	74

Management and Organization	77

Eaton Vance Municipal Income Trusts as of November 30, 2007

management’s discussion of fund performance

Eaton Vance Municipal Income Trusts (the “Trusts”) are closed-end Trusts, traded on the American Stock Exchange, which are designed to provide current income exempt from regular federal income tax and state personal income taxes, as applicable. This income is earned by investing primarily in investment-grade municipal securities.

Economic and Market Conditions

Economic growth in the third quarter of 2007 rose 4.9%, following the 3.8% growth rate achieved in the second quarter of 2007, according to preliminary Commerce Department data. At the end of November 2007, the housing sector continued to struggle due to market concerns related to subprime mortgages. However, the weaker dollar is having a stimulative effect on economic growth in export-related industries, tourism, and on U.S.-based multinational companies whose foreign profits are translated into more dollars. Overall, we believe the economy appears to be slowing, but in a somewhat controlled manner.

According to the Federal Reserve (the “Fed”), core inflation (which excludes the food and energy sectors) was still fairly well contained within the upper end of the Fed’s comfort zone. However, more volatile oil and food costs posed a potential threat for overall inflation longer-term. On September 18, 2007, the Fed lowered its Federal Funds rate by 50 basis points to 4.75% from 5.25% – its first rate cut since the Fed stopped raising rates in June 2006 – and simultaneously lowered the Discount Rate by 50 basis points to 5.25% from 5.75%. On October 31, 2007, the Fed further cut the Fed Funds rate by 0.25% to 4.50% and the Discount Rate by 0.25% to 5.00%. (Shortly after this reporting period, the Fed once again cut the Fed Funds rate on December 11, 2007 by 25 basis points to 4.25% and the Discount Rate by 25 basis points to 4.75%.) Management believes that these moves were aimed at providing liquidity during a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August and intensified in November.

For the year ended November 30, 2007, the Lehman Brothers Municipal Bond Index(1) (the “Index”), an unmanaged index of municipal bonds, posted a gain of 2.71%. For more information about each Trust’s performance and that of funds in the same Lipper Classification,(1) see the Performance Information and Portfolio Composition pages that follow.

Management Discussion

The Trusts invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Trusts underperformed their benchmark Index for the year ended November 30, 2007. Management believes that much of the underperformance can be attributed to the broader-based credit scare that took hold of the fixed-income markets in August and November of 2007 that lead to a flight-to-quality bid in the Treasury market, particularly in shorter-maturity bonds. This move was driven by the continuing fear that financial companies may experience further write-downs as a result of their exposure to mortgage-backed collateralized debt obligations (CDO’s), coupled with the disclosure by some of the major municipal bond insurers of their exposure to mortgage related CDO debt. As a result of our active management style that focuses on income and longer call protection, the Trusts generally hold longer-duration bonds. The flight to shorter-maturity (duration) bonds during September and November 2007 resulted in the Trusts’ relative underperformance for the period.

In November 2007, yield ratios for many municipal bonds exceeded those seen in late August 2007, when they were in the low 90%’s. Management believes that this was the result of dislocation in the fixed-income marketplace caused by the sub-prime contagion fears, insurance companies’ mark-to-market risks, and the decentralized nature of the municipal marketplace.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on the 30-year Treasury bond was 104% as of November 30, 2007, with many individual bonds trading higher than 104%.(2) Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, we continue to manage all of our municipal funds and trusts with the same relative value approach that we have traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. The Eaton Vance culture and philosophy have not changed, and we believe they have provided excellent long-term benefits to our investors over time.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Trust’s yield.
Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance California Municipal Income Trust as of November 30, 2007

Performance information and portfolio composition

Trust Performance as of 11/30/07(1)

AMEX Symbol	CEV

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-8.44%
Five Years	5.25
Life of Trust (1/29/99)	4.46

Average Annual Total Returns (by net asset value)
One Year	-3.65%
Five Years	6.79
Life of Trust (1/29/99)	6.12

Market Yields

Market Yield(2)	5.06%
Taxable Equivalent Market Yield(3)	8.58

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper California Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	-0.23%
Five Years	6.17
Life of Trust (1/31/99)	5.30

Portfolio Manager: Cynthia J. Clemson

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA-:

AAA	50.9%
AA	4.9%
A	25.3%
BBB	9.6%
Not Rated	9.3%

Trust Statistics(7),(8)

• Number of Issues:	95
• Average Maturity:	23.1 years
• Average Effective Maturity:	13.0 years
• Average Call Protection:	8.2 years
• Average Dollar Price:	$90.87
• Leverage:**	35.2%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification (closed-end) contained 24, 24 and 13 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance Florida Municipal Income Trust* as of November 30, 2007

performance information and portfolio composition

* As of January 1, 2008, Eaton Vance Florida Municipal Income Trust changed its name to Eaton Vance Florida Plus Municipal Income Trust.

Trust Performance as of 11/30/07(1)

AMEX Symbol	FEV

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-6.02%
Five Years	3.46
Life of Trust (1/29/99)	4.12

Average Annual Total Returns (by net asset value)
One Year	-2.26%
Five Years	6.07
Life of Trust (1/29/99)	5.87

Market Yields

Market Yield(2)	5.00%
Taxable Equivalent Market Yield(3)	7.69

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper averages(5)

Lipper Florida Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	0.38%
Five Years	5.49
Life of Trust (1/31/99)	4.94

Portfolio Manager: Cynthia J. Clemson

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA:

AAA	62.3%
AA	10.0%
A	10.6%
BBB	2.1%
CCC	0.7%
Not Rated	14.3%

Trust Statistics(7),(8)

• Number of Issues:	92
• Average Maturity:	25.3 years
• Average Effective Maturity:	12.3 years
• Average Call Protection:	8.1 years
• Average Dollar Price:	$96.30
• Leverage:**	36.1%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Florida Municipal Debt Funds Classification (closed-end) contained 15, 14 and 9 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2007

performance information and portfolio composition

Trust Performance as of 11/30/07(1)

AMEX Symbol	MMV

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-8.57%
Five Years	2.14
Life of Trust (1/29/99)	4.19

Average Annual Total Returns (by net asset value)
One Year	-3.94%
Five Years	6.48
Life of Trust (1/29/99)	5.74

Market Yields

Market Yield(2)	4.90%
Taxable Equivalent Market Yield(3)	7.96

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper averages(5)

Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	0.46%
Five Years	5.91
Life of Trust (1/31/99)	5.37

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA-:

AAA	42.0%
AA	18.8%
A	17.0%
BBB	10.5%
BB	1.2%
Not Rated	10.5%

Trust Statistics(7),(8)

• Number of Issues:	64
• Average Maturity:	28.1 years
• Average Effective Maturity:	15.8 years
• Average Call Protection:	9.0 years
• Average Dollar Price:	$96.8
• Leverage:**	34.8%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 46, 46 and 20 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance Michigan Municipal Income Trust as of November 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance as of 11/30/07(1)

AMEX Symbol	EMI

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-7.66%
Five Years	3.54
Life of Trust (1/29/99)	3.76

Average Annual Total Returns (by net asset value)
One Year	-1.37%
Five Years	6.10
Life of Trust (1/29/99)	5.59

Market Yields

Market Yield(2)	4.88%
Taxable Equivalent Market Yield(3)	7.81

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper averages(5)

Lipper Michigan Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	0.34%
Five Years	5.72
Life of Trust (1/31/99)	5.33

Portfolio Manager: William H. Ahern, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA-:

AAA	50.8%
AA	11.8%
A	13.4%
BBB	12.5%
BB	3.1%
CCC	1.3%
Not Rated	7.1%

Trust Statistics(7),(8)

• Number of Issues:	57
• Average Maturity:	22.8 years
• Average Effective Maturity:	9.1 years
• Average Call Protection:	5.5 years
• Average Dollar Price:	$97.39
• Leverage:**	36.3%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the  Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses  leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity  for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 37.54% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Michigan Municipal Debt Funds Classification (closed-end) contained 7, 7 and 5 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance as of 11/30/07(1)

AMEX Symbol	EVJ

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-11.28%
Five Years	3.58
Life of Trust (1/29/99)	4.19

Average Annual Total Returns (by net asset value)
One Year	-3.59%
Five Years	7.34
Life of Trust (1/29/99)	6.03

Market Yields

Market Yield(2)	4.77%
Taxable Equivalent Market Yield(3)	8.06

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper New Jersey Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	-0.33%
Five Years	6.38
Life of Trust (1/31/99)	5.35

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA-:

AAA	46.1%
AA	3.6%
A	17.4%
BBB	26.1%
BB	0.3%
B	1.5%
Not Rated	5.0%

Trust Statistics(7),(8)

• Number of Issues:	70
• Average Maturity:	24.8 years
• Average Effective Maturity:	13.8 years
• Average Call Protection:	8.5 years
• Average Dollar Price:	$92.49
• Leverage:**	35.5%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New Jersey Municipal Debt Funds Classification (closed-end) contained 13, 13 and 8 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance New York Municipal Income Trust as of November 30, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance as of 11/30/07(1)

AMEX Symbol	EVY

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-5.81%
Five Years	6.32
Life of Trust (1/29/99)	5.39

Average Annual Total Returns (by net asset value)
One Year	-3.42%
Five Years	6.69
Life of Trust (1/29/99)	6.32

Market Yields

Market Yield(2)	5.03%
Taxable Equivalent Market Yield(3)	8.31

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper New York Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	-0.10%
Five Years	6.09
Life of Trust (1/31/99)	5.29

Portfolio manager: Craig R. Brandon, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA-:

AAA	37. %
AA	24.3%
A	13.7%
BBB	10.5%
BB	1.0%
B	1.7%
Not Rated	11.5%

Trust Statistics(7),(8)

• Number of Issues:	71
• Average Maturity:	24.5 years
• Average Effective Maturity:	13.1 years
• Average Call Protection:	8.6 years
• Average Dollar Price:	$99.76
• Leverage:**	35.2%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification (closed-end) contained 17, 17 and 7 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance Ohio Municipal Income Trust as of November 30, 2007

Performance information and portfolio composition

Trust Performance as of 11/30/07(1)

AMEX Symbol	EVO

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-7.93%
Five Years	3.06
Life of Trust (1/29/99)	4.08

Average Annual Total Returns (by net asset value)
One Year	-1.06%
Five Years	6.91
Life of Trust (1/29/99)	5.78

Market Yields

Market Yield(2)	4.75%
Taxable Equivalent Market Yield(3)	7.82

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper Other States Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	0.46%
Five Years	5.91
Life of Trust (1/31/99)	5.37

Portfolio Manager: William H. Ahern, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA:

AAA	55.2%
AA	11.7%
A	15.6%
BBB	5.5%
B	2.2%
Not Rated	9.8%

Trust Statistics(7),(8)

• Number of Issues:	72
• Average Maturity:	23.0 years
• Average Effective Maturity:	12.1 years
• Average Call Protection:	7.6 years
• Average Dollar Price:	$98.30
• Leverage:**	35.9%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 46, 46 and 20 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2007

Performance information and portfolio composition

Trust Performance as of 11/30/07(1)

AMEX Symbol	EVP

Average Annual Total Returns (by share price, American Stock Exchange)
One Year	-7.95%
Five Years	4.16
Life of Trust (1/29/99)	4.09

Average Annual Total Returns (by net asset value)
One Year	0.27%
Five Years	6.84
Life of Trust (1/29/99)	5.85

Market Yields

Market Yield(2)	4.96%
Taxable Equivalent Market Yield(3)	7.87

Index Performance(4)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	2.71%
Five Years	4.68
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper Pennsylvania Municipal Debt Funds Classification – Average Annual Total Returns (by net asset value)
One Year	-0.09%
Five Years	5.85
Life of Trust (1/31/99)	5.40

Portfolio Manager: Adam A. Weigold, CFA

Rating Distribution*(6),(7)

By total investments

*      The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2007, is as follows, and the average rating is AA:

AAA	58.0%
AA	12.1%
A	11.1%
BBB	8.3%
B	1.8%
CCC	2.4%
Not Rated	6.3%

Trust Statistics(7),(8)

• Number of Issues:	71
• Average Maturity:	21.8 years
• Average Effective Maturity:	9.2 years
• Average Call Protection:	5.9 years
• Average Dollar Price:	$99.19
• Leverage:**	35.9%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**   The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Pennsylvania Municipal Debt Funds Classification (closed-end) contained 9, 9 and 5 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) As of 11/30/07. Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management.

(8) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest.

See Note 1H to the Trust’s financial statements.

Eaton Vance California Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 160.7%
Principal Amount (000's omitted)	Security	Value
Education — 10.9%
$2,770	California Educational Facilities Authority, (Lutheran University), 5.00%, 10/1/29	$2,697,980
500	California Educational Facilities Authority, (Pepperdine University), 5.00%, 11/1/29	513,770
1,850	California Educational Facilities Authority, (Santa Clara University), 5.00%, 9/1/23	2,004,697
4,000	California Educational Facilities Authority, (Stanford University), 5.125%, 1/1/31	4,043,680
2,500	San Diego County, Certificates of Participation, (University of San Diego), 5.375%, 10/1/41	2,557,125
		$11,817,252
Electric Utilities — 3.4%
$2,500	Chula Vista, (San Diego Gas), (AMT), 5.00%, 12/1/27	$2,519,575
300	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/25(1)(2)	310,557
900	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/37(1)(2)	893,682
		$3,723,814
Escrowed / Prerefunded — 2.9%
$1,000	California Educational Facilities Authority, (Dominican University), Prerefunded to 12/1/08, 5.75%, 12/1/30	$1,031,860
405	Santa Margarita Water District, Prerefunded to 9/1/09, 6.20%, 9/1/20	432,358
1,590	Tahoe Forest Hospital District, Prerefunded to 7/1/09, 5.85%, 7/1/22	1,679,612
		$3,143,830
General Obligations — 9.5%
$3,500	California, 5.50%, 11/1/33	$3,720,150
1,700	California, (AMT), 5.05%, 12/1/36	1,664,266
4,790	San Francisco Bay Area Rapid Transit District, (Election of 2004), Series B, 4.75%, 8/1/37	4,899,739
		$10,284,155
Health Care-Miscellaneous — 0.3%
$300	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$303,441
		$303,441

Principal Amount (000's omitted)	Security	Value
Hospital — 28.0%
$2,435	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	$2,433,149
750	California Infrastructure and Economic Development Bank, (Kaiser Hospital), 5.50%, 8/1/31	769,935
3,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	3,865,251
1,750	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	1,731,450
765	California Statewide Communities Development Authority, (John Muir Health), Series A, 5.00%, 8/15/34	759,370
850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	831,062
3,100	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,120,367
1,650	California Statewide Communities Development Authority, (Kaiser Permanente), 5.50%, 11/1/32	1,684,798
1,750	California Statewide Communities Development Authority, (Sonoma County Indian Health), 6.40%, 9/1/29	1,813,840
1,500	California Statewide Communities Development Authority, (Sutter Health), 5.50%, 8/15/28	1,558,710
1,500	Duarte, Hope National Medical Center, (City of Hope), 5.25%, 4/1/24	1,519,560
1,000	Stockton Health Facilities Authority, (Dameron Hospital), 5.70%, 12/1/14	1,020,940
410	Tahoe Forest Hospital District, 5.85%, 7/1/22	419,282
2,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	2,043,500
2,000	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,999,860
2,780	Washington Township Health Care District, 5.00%, 7/1/32	2,756,565
2,000	Washington Township Health Care District, 5.25%, 7/1/29	2,013,520
		$30,341,159
Housing — 1.1%
$741	Commerce (Hermitage III Senior Apartments), 6.50%, 12/1/29	$771,811
429	Commerce (Hermitage III Senior Apartments), 6.85%, 12/1/29	442,533
		$1,214,344
Industrial Development Revenue — 1.6%
$2,000	California Statewide Communities Development Authority, (Anheuser Busch Project), 4.80%, 9/1/46	$1,766,560
		$1,766,560

See notes to financial statements

Eaton Vance California Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education — 5.9%
$3,270	California Educational Facilities Authority, (Pooled College and University), (MBIA), 5.10%, 4/1/23	$3,351,488
3,000	California State University, (AMBAC), 5.00%, 11/1/33	3,086,490
		$6,437,978
Insured-Electric Utilities — 14.3%
$2,500	California Pollution Control Financing Authority, (Pacific Gas and Electric), (MBIA), (AMT), 5.35%, 12/1/16	$2,639,325
3,250	California Pollution Control Financing Authority, (Southern California Edison Co.), (MBIA), (AMT), 5.55%, 9/1/31	3,350,197
5,000	Los Angeles Department of Water and Power, Power System Revenues, (AMBAC), 5.00%, 7/1/37	5,250,350
3,625	Los Angeles Department of Water and Power, Power System Revenues, (FSA), 4.625%, 7/1/37	3,634,062
500	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 8.775%, 7/1/16(1)(2)	695,245
		$15,569,179
Insured-Escrowed / Prerefunded — 6.5%
$5,130	Foothill/Eastern Transportation Corridor Agency, (FSA), Escrowed to Maturity, 0.00%, 1/1/26	$2,249,710
2,500	Los Angeles County Metropolitan Transportation Authority, (FGIC), Prerefunded to 7/1/10, 5.25%, 7/1/30	2,650,150
1,995	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(3)	2,114,833
		$7,014,693
Insured-General Obligations — 13.7%
$7,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	$1,722,490
4,825	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/35	1,121,764
2,500	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(1)(2)	2,947,450
4,800	San Diego Unified School District, (MBIA), 5.50%, 7/1/24(3)	5,536,752
7,995	Sweetwater Union High School District, (Election 2000), (FSA), 0.00%, 8/1/25	3,512,203
		$14,840,659
Insured-Hospital — 6.6%
$3,200	California Statewide Communities Development Authority, (Children's Hospital Los Angeles), (MBIA), 5.25%, 8/15/29(4)	$3,296,192
3,735	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(3)	3,883,466
		$7,179,658

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation — 8.3%
$6,500	Anaheim Public Financing Authority, Lease Revenue, (Public Improvements), (FSA), 0.00%, 9/1/17	$4,329,585
10,750	Anaheim Public Financing Authority, Lease Revenue, (Public Improvements), (FSA), 0.00%, 9/1/25	4,647,333
		$8,976,918
Insured-Special Tax Revenue — 5.6%
$1,185	Palm Springs Community Redevelopment Agency Tax Allocation (Merged Project No.1), Series A, (AMBAC), 5.00%, 9/1/30	$1,225,124
24,800	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	2,259,280
4,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	650,059
8,380	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	1,223,815
5,270	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	729,684
		$6,087,962
Insured-Transportation — 8.9%
$5,000	Alameda Corridor Transportation Authority, (AMBAC), 0.00%, 10/1/29	$1,744,800
8,000	Alameda Corridor Transportation Authority, (MBIA), 0.00%, 10/1/31	2,558,720
740	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(3)	803,215
1,500	San Francisco City and County Airport Commission, International Airport Revenue, (FGIC), (AMT), Variable Rate, 7.356%, 5/1/30(1)(2)	1,520,160
10,000	San Joaquin Hills Transportation Corridor Agency, (MBIA), 0.00%, 1/15/32	2,995,300
		$9,622,195
Insured-Water and Sewer — 1.7%
$1,950	Calleguas Las Virgenes Public Financing Authority, (Municipal Water District), (MBIA), 4.25%, 7/1/32	$1,841,015
		$1,841,015
Insured-Water Revenue — 5.5%
$4,400	Los Angeles, Department of Water and Power, (MBIA), 3.00%, 7/1/30	$3,419,988
2,710	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	2,570,679
		$5,990,667
Lease Revenue / Certificates of Participation — 4.1%
$4,000	Sacramento City Financing Authority, 5.40%, 11/1/20	$4,471,320
		$4,471,320

See notes to financial statements

Eaton Vance California Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Other Revenue — 3.5%
$385	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/32	$392,161
580	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/37	589,819
3,045	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	2,867,172
		$3,849,152
Senior Living / Life Care — 0.7%
$175	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.75%, 11/15/26	$164,469
700	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	645,995
		$810,464
Special Tax Revenue — 16.6%
$1,500	Bonita Canyon Public Financing Authority, 5.375%, 9/1/28	$1,468,650
285	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/26	267,638
460	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/34	417,487
1,665	Corona Public Financing Authority, 5.80%, 9/1/20	1,666,648
200	Eastern California Municipal Water District, Special Tax Revenue, District No. 2004-27 Cottonwood, 5.00%, 9/1/27	184,740
500	Eastern California Municipal Water District, Special Tax Revenue, District No. 2004-27 Cottonwood, 5.00%, 9/1/36	444,635
1,590	Fontana Redevelopment Agency, (Jurupa Hills), 5.60%, 10/1/27	1,633,502
1,305	Lincoln Public Financing Authority, Improvement Bond Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	1,344,620
420	Moreno Valley Unified School District, (Community School District No. 2003-2), 5.75%, 9/1/24	422,701
750	Moreno Valley Unified School District, (Community School District No. 2003-2), 5.90%, 9/1/29	753,795
2,450	Oakland Joint Powers Financing Authority, 5.40%, 9/2/18	2,530,336
995	Oakland Joint Powers Financing Authority, 5.50%, 9/2/24	1,026,313
1,325	San Pablo Redevelopment Agency, 5.65%, 12/1/23	1,375,960
1,095	Santa Margarita Water District, 6.20%, 9/1/20	1,133,938
250	Santaluz Community Facilities District No. 2, 6.10%, 9/1/21	250,535
500	Santaluz Community Facilities District No. 2, 6.20%, 9/1/30	500,750
250	Temecula Unified School District, 5.00%, 9/1/27	236,618
400	Temecula Unified School District, 5.00%, 9/1/37	365,664
500	Turlock Public Financing Authority, 5.45%, 9/1/24	504,590
500	Tustin Community Facilities District, 6.00%, 9/1/37	508,245
1,000	Whittier Public Financing Authority, (Greenleaf Avenue Redevelopment), 5.50%, 11/1/23	1,012,610
		$18,049,975

Principal Amount (000's omitted)	Security	Value
Transportation — 1.1%
$1,170	Port of Redwood City, (AMT), 5.125%, 6/1/30	$1,152,333
		$1,152,333
Total Tax-Exempt Investments — 160.7% (identified cost $169,282,645)		$174,488,723
Other Assets, Less Liabilities — (6.4)%		$(6,921,483)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (54.3)%		$(59,000,000)
Net Assets Applicable to Common Shares — 100.0%		$108,567,240

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 47.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 18.8% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $6,367,094 or 5.9% of the Trust's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Florida Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 175.0%
Principal Amount (000's omitted)	Security	Value
Education — 1.6%
$1,000	Volusia County Educational Facilities Authority, (Embry Riddle Aeronautical), 5.75%, 10/15/29	$1,011,120
		$1,011,120
Escrowed / Prerefunded — 8.8%
$500	Capital Trust Agency, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(1)	$628,350
1,805	Lakeland Hospital System, (Lakeland Regional Health System), Prerefunded to 11/15/12, 5.50%, 11/15/32	1,998,388
1,200	Lee County Industrial Development Authority, (Shell Point Village), Prerefunded to 11/15/09, 5.50%, 11/15/29	1,260,792
1,075	South Miami Health Facility Authority, Hospital Revenue, (Baptist Health), Prerefunded to 2/1/13, 5.25%, 11/15/33	1,168,127
440	Vista Lakes Community Development District, Prerefunded to 5/1/10, 7.20%, 5/1/32	479,613
		$5,535,270
Health Care-Miscellaneous — 0.6%
$147	Osceola County Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	$147,096
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	202,294
		$349,390
Hospital — 17.9%
$850	Brevard County Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$827,339
500	Highlands County Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	505,685
1,030	Jacksonville Economic Development Authority, (Mayo Clinic), 5.00%, 11/15/36	1,036,685
1,250	Jacksonville Economic Development Authority, (Mayo Clinic), 5.50%, 11/15/36	1,306,612
1,000	Orange County Health Facilities Authority, (Orlando Regional Healthcare), 4.75%, 11/15/36	927,370
2,050	Orange County Health Facilities Authority, (Orlando Regional Healthcare), 5.125%, 11/15/39	2,055,535
3,135	South Miami Health Facility Authority, Hospital Revenue, (Baptist Health), 5.00%, 8/15/42	3,127,068
1,400	West Orange Health Care District, 5.80%, 2/1/31	1,443,694
		$11,229,988

Principal Amount (000's omitted)	Security	Value
Housing — 5.6%
$650	Capital Trust Agency, (Atlantic Housing Foundation), 5.30%, 7/1/35	$601,724
505	Escambia County Housing Finance Authority, Single Family Mortgage, (Multi-County Program), (AMT), 5.50%, 10/1/31	509,373
475	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	531,306
2,000	Maryland Community Development Authority, Multifamily Housing, (AMT), 4.85%, 9/1/47	1,852,180
		$3,494,583
Industrial Development Revenue — 7.6%
$754	Broward County, Industrial Development Revenue, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	$758,953
1,000	Capital Trust Agency, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	988,640
2,250	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	2,391,885
650	Puerto Rico Port Authority, (American Airlines), (AMT), 6.30%, 6/1/23	633,399
		$4,772,877
Insured-Education — 12.4%
$3,500	Broward County Educational Facilities Authority, (Nova Southeastern University), (AGC), 5.00%, 4/1/36	$3,601,920
2,820	Florida Gulf Coast University Financing Corporation, (MBIA), 4.75%, 8/1/32	2,834,608
645	Orange County Educational Facilities Authority, (Rollins College Project), (AMBAC), 5.25%, 12/1/32	685,596
650	Orange County Educational Facilities Authority, (Rollins College Project), (AMBAC), 5.25%, 12/1/37	689,189
		$7,811,313
Insured-Electric Utilities — 7.1%
$1,600	Burke County, GA, Development Authority, (Georgia Power Co.), (MBIA), (AMT), 5.45%, 5/1/34	$1,601,568
1,100	Guam Power Authority, (MBIA), 5.125%, 10/1/29	1,132,857
1,700	Jupiter Island, Utility System, (South Martin Regional Utility), (MBIA), 5.00%, 10/1/28	1,724,089
		$4,458,514

See notes to financial statements

Eaton Vance Florida Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded — 6.6%
$650	Dade County, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	$730,561
1,050	Jupiter Island, Utility System, (South Martin Regional Utility), (MBIA), Prerefunded to 10/1/08, 5.00%, 10/1/28	1,074,549
1,470	Miami Beach, Resort Tax, (AMBAC), Escrowed to Maturity, 6.25%, 10/1/22	1,795,914
500	Orange County Tourist Development Tax, (AMBAC), Prerefunded to 4/1/12, 5.125%, 10/1/30	536,670
		$4,137,694
Insured-General Obligations — 2.8%
$1,500	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(1)(2)	$1,768,470
		$1,768,470
Insured-Hospital — 1.6%
$1,000	Maricopa County Industrial Development Authority, (Mayo Clinic Hospital), (AMBAC), 5.25%, 11/15/37	$1,015,410
		$1,015,410
Insured-Housing — 1.8%
$1,100	Broward County Housing Finance Authority, Multifamily Housing, (Venice Homes Apartments), (FSA), (AMT), 5.70%, 1/1/32	$1,107,546
		$1,107,546
Insured-Other Revenue — 1.9%
$1,150	Pembroke Pines Capital Improvement Revenue, (Forman Project), (AMBAC), 5.00%, 12/1/31	$1,183,166
		$1,183,166
Insured-Special Tax Revenue — 24.9%
$985	Cape Coral, Special Obligation, (MBIA), 4.50%, 10/1/36	$951,746
4,410	Dade County, Special Obligation, (AMBAC), 5.00%, 10/1/35(3)	4,429,316
2,100	Jacksonville, Sales Tax, (AMBAC), 5.00%, 10/1/30	2,136,855
3,040	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/35	729,843
5,000	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/38	1,019,200
5,610	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/40	1,026,911
1,395	Miami-Dade County, Special Obligation, (MBIA), 5.00%, 10/1/37	1,409,759
14,850	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	1,352,835
2,535	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	390,035

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$5,030	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	$734,581
3,165	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	438,226
1,000	Sumter Landing Community Development District, (Recreational Revenue), (MBIA), 4.75%, 10/1/35	1,004,940
		$15,624,247
Insured-Transportation — 33.4%
$2,995	Florida Mid-Bay Bridge Authority, (AMBAC), 4.625%, 10/1/32	$2,957,772
2,250	Florida Ports Financing Commission, (FGIC), (AMT), 5.50%, 10/1/29	2,313,630
4,500	Greater Orlando Aviation Authority, (FGIC), (AMT), 5.25%, 10/1/18(3)	4,607,280
2,000	Hillsborough County Port District, (Tampa Port Authority Project), (MBIA), (AMT), 5.00%, 6/1/36	2,009,080
500	Lee County Airport, (FSA), (AMT), 5.75%, 10/1/25	524,725
650	Lee County Airport, (FSA), (AMT), 6.00%, 10/1/29	687,876
120	Miami-Dade County, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	118,505
3,975	Miami-Dade County, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38(3)	3,990,066
750	Palm Beach County Airport System, (MBIA), (AMT), 5.00%, 10/1/34	751,808
3,000	Palm Beach County Airport System, (MBIA), (AMT), 5.00%, 10/1/34(3)	3,007,230
		$20,967,972
Insured-Water and Sewer — 22.7%
$1,000	Emerald Coast, Utility Authority Revenue, (FGIC), 4.75%, 1/1/31	$1,008,310
2,000	Marco Island, Utility System, (MBIA), 5.00%, 10/1/33(4)	2,054,320
1,500	Miami Beach, Storm Water, (FGIC), 5.375%, 9/1/30	1,567,695
1,000	Okeechobee Utility Authority, (FSA), 5.00%, 10/1/25	1,028,570
2,500	Port St. Lucie, Utility System Revenue, (MBIA), 0.00%, 9/1/32	699,900
2,415	Port St. Lucie, Utility System Revenue, (MBIA), 0.00%, 9/1/33	642,849
4,000	Sunrise Utility System, (AMBAC), 5.00%, 10/1/28	4,192,560
1,156	Tampa Bay Water Utility System, (FGIC), 4.75%, 10/1/27(3)	1,162,440
1,844	Tampa Bay Water Utility System, (FGIC), Prerefunded to 10/1/08, 4.75%, 10/1/27(3)	1,882,784
		$14,239,428

See notes to financial statements

Eaton Vance Florida Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Nursing Home — 1.6%
$265	Orange County Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$270,732
735	Orange County Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	752,206
		$1,022,938
Special Tax Revenue — 16.1%
$90	Covington Park Community Development District, (Capital Improvements), 5.00%, 5/1/21	$91,502
500	Covington Park Community Development District, (Capital Improvements), 5.00%, 5/1/31	492,515
265	Dupree Lakes Community Development District, 5.00%, 11/1/10	264,576
205	Dupree Lakes Community Development District, 5.00%, 5/1/12	193,678
360	Dupree Lakes Community Development District, 5.375%, 5/1/37	304,891
315	Heritage Harbor South Community Development District, (Capital Improvements), 6.20%, 5/1/35	330,318
240	Heritage Springs Community Development District, 5.25%, 5/1/26	231,079
720	Heritage Springs Community Development District, 6.75%, 5/1/21	725,472
340	New River Community Development District, (Capital Improvements), 5.00%, 5/1/13	314,728
140	New River Community Development District, (Capital Improvements), 5.35%, 5/1/38	114,731
350	North Springs Improvement District, (Heron Bay), 5.20%, 5/1/27	269,073
625	North Springs Improvement District, (Heron Bay), 7.00%, 5/1/19	629,969
985	River Hall Community Development District, (Capital Improvements), 5.45%, 5/1/36	823,450
485	Southern Hills Plantation I Community Development District, 5.80%, 5/1/35	449,644
600	Sterling Hill Community Development District, 6.20%, 5/1/35	615,744
500	Stoneybrook West Community Development District, 7.00%, 5/1/32	520,725
1,000	Tisons Landing Community Development District, 5.625%, 5/1/37	845,210
780	University Square Community Development District, 6.75%, 5/1/20	804,219
700	Waterlefe Community Development District, 6.95%, 5/1/31	742,518
175	West Palm Beach Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/29	165,883
1,270	West Palm Beach Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/35	1,183,297
		$10,113,222

Value
Total Tax-Exempt Investments — 175.0% (identified cost $107,463,895)	$109,843,148
Other Assets, Less Liabilities — (18.4)%	$(11,577,861)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (56.6)%	$(35,508,272)
Net Assets Applicable to Common Shares — 100.0%	$62,757,015

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 65.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.3% to 23.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $2,396,820 or 3.8% of the Trust's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 157.8%
Principal Amount (000's omitted)	Security	Value
Education — 18.7%
$2,790	Massachusetts Development Finance Agency, (Boston University), Series P, 5.45%, 5/15/59	$2,813,380
600	Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	607,278
500	Massachusetts Development Finance Agency, (Mount Holyoke College), 5.25%, 7/1/31	520,670
1,500	Massachusetts Development Finance Agency, (Wheeler School), 6.50%, 12/1/29	1,546,845
1,000	Massachusetts Development Finance Agency, (Xaverian Brothers High School), 5.65%, 7/1/29	1,009,910
1,000	Massachusetts Health and Educational Facilities Authority, (Boston College), 5.125%, 6/1/33	1,034,940
		$7,533,023
Electric Utilities — 9.8%
$1,000	Massachusetts Development Finance Agency, (Devens Electric System), 6.00%, 12/1/30	$1,054,160
1,870	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	1,783,008
275	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/25(1)(2)	284,677
825	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/37(1)(2)	819,208
		$3,941,053
Escrowed / Prerefunded — 7.0%
$500	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Prerefunded to 7/1/13, 5.75%, 7/1/33	$564,130
400	Massachusetts Development Finance Agency, (Western New England College), Prerefunded to 12/1/12, 6.125%, 12/1/32	454,024
235	Massachusetts Health and Educational Facilities Authority, (Healthcare System-Covenant Health), Prerefunded to 1/1/12, 6.00%, 7/1/31	260,878
980	Massachusetts Health and Educational Facilities Authority, (Winchester Hospital), Prerefunded to 7/1/10, 6.75%, 7/1/30	1,061,536
1,000	Rail Connections, Inc., (Route 128 Parking), (ACA), Prerefunded to 7/1/09, 6.53%, 7/1/20	476,580
		$2,817,148

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous — 3.2%
$510	Massachusetts Development Finance Agency, (MCHSP Human Services), 6.60%, 8/15/29	$499,861
700	Massachusetts Health and Educational Facilities Authority, (Learning Center for Deaf Children), 6.125%, 7/1/29	708,358
100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	101,147
		$1,309,366
Hospital — 17.6%
$1,000	Massachusetts Development Finance Agency, (Biomedical Research Corp.), 6.25%, 8/1/20	$1,064,440
1,000	Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center), 5.75%, 7/1/33	1,031,800
400	Massachusetts Health and Educational Facilities Authority, (Berkshire Health System), 6.25%, 10/1/31	418,184
105	Massachusetts Health and Educational Facilities Authority, (Central New England Health Systems), 6.30%, 8/1/18	105,188
865	Massachusetts Health and Educational Facilities Authority, (Healthcare System-Covenant Health), 6.00%, 7/1/31	906,252
680	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.00%, 7/1/29	690,064
820	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.00%, 7/1/32	826,486
2,000	Massachusetts Health and Educational Facilities Authority, (South Shore Hospital), 5.75%, 7/1/29	2,043,140
		$7,085,554
Housing — 13.6%
$2,100	Massachusetts Housing Finance Agency, 4.75%, 12/1/48	$1,920,618
1,000	Massachusetts Housing Finance Agency, (AMT), 4.85%, 6/1/40	944,030
650	Massachusetts Housing Finance Agency, (AMT), 5.00%, 12/1/28	646,236
2,000	Massachusetts Housing Finance Agency, (AMT), 5.10%, 12/1/37	1,983,300
		$5,494,184
Industrial Development Revenue — 1.7%
$695	Massachusetts Industrial Finance Agency, (American Hingham Water Co.), (AMT), 6.60%, 12/1/15	$696,390
		$696,390
Insured-Education — 16.1%
$1,000	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$1,151,490
1,000	Massachusetts Development Finance Agency, (Boston University), (XLCA), 5.375%, 5/15/39	1,091,170

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education (continued)
$1,365	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(3)	$1,544,379
1,600	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	1,664,640
1,000	Massachusetts Health and Educational Facilities Authority, (Northeastern University), (MBIA), 5.00%, 10/1/29	1,026,420
		$6,478,099
Insured-Escrowed / Prerefunded — 3.3%
$500	Massachusetts Health and Educational Facilities Authority, (UMass-Worcester Campus), (FGIC), Prerefunded to 10/1/11, 5.25%, 10/1/31	$535,305
750	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29	795,045
		$1,330,350
Insured-General Obligations — 9.3%
$2,390	Milford, (FSA), 4.25%, 12/15/46	$2,179,800
500	Plymouth, (MBIA), 5.25%, 10/15/20	526,905
900	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(1)(2)	1,061,082
		$3,767,787
Insured-Miscellaneous — 5.1%
$2,000	Boston Convention Center, (AMBAC), 5.00%, 5/1/27	$2,046,440
		$2,046,440
Insured-Other Revenue — 3.7%
$1,250	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	$1,503,525
		$1,503,525
Insured-Special Tax Revenue — 8.2%
$1,500	Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$1,539,870
8,945	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	814,890
1,520	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	233,867
3,015	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	440,311
1,905	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	263,766
		$3,292,704
Insured-Student Loan — 2.8%
$1,175	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$1,125,204
		$1,125,204

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 15.0%
$800	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (AMT), 5.00%, 7/1/32	$806,640
2,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (AMT), 5.00%, 7/1/38	2,008,980
3,200	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37(3)	3,219,861
33	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), Variable Rate, 7.026%, 1/1/37(1)(2)	33,954
		$6,069,435
Nursing Home — 2.8%
$500	Boston Industrial Development Authority, (Alzheimer's Center), (FHA), 6.00%, 2/1/37	$510,725
600	Massachusetts Health and Educational Facilities Authority, (Christopher House), 6.875%, 1/1/29	607,164
		$1,117,889
Senior Living / Life Care — 5.6%
$1,500	Massachusetts Development Finance Agency, (Berkshire Retirement), 5.625%, 7/1/29	$1,504,260
100	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	90,658
100	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	87,035
300	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/35	288,705
310	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	296,100
		$2,266,758
Special Tax Revenue — 7.3%
$7,195	Massachusetts Bay Transportation Authority, 0.00%, 7/1/34	$1,917,611
1,000	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	1,013,170
		$2,930,781
Water and Sewer — 7.0%
$100	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/32	$102,953
965	Massachusetts Water Pollution Abatement Trust, 5.375%, 8/1/27	996,305
2,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	1,746,640
		$2,845,898

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Value
Total Tax-Exempt Investments — 157.8% (identified cost $62,536,249)	$63,651,588
Other Assets, Less Liabilities — (4.5)%	$(1,800,128)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (53.3)%	$(21,510,017)
Net Assets Applicable to Common Shares — 100.0%	$40,341,443

ACA - ACA Financial Guaranty Corporation

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 40.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.3% to 13.5% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $2,198,921 or 5.5% of the Trust's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 160.5%
Principal Amount (000's omitted)	Security	Value
Education — 6.0%
$1,250	Michigan Higher Education Facilities Authority, (Creative Studies), 5.90%, 12/1/27	$1,294,912
540	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	541,107
		$1,836,019
Electric Utilities — 9.1%
$1,250	Michigan Strategic Fund, (Detroit Edison Pollution Control), 5.45%, 9/1/29	$1,276,387
375	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/25(1)(2)	388,196
1,125	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/37(1)(2)	1,117,102
		$2,781,685
Escrowed / Prerefunded — 10.6%
$500	Kent Hospital Finance Authority, (Spectrum Health), Prerefunded to 7/15/11, 5.50%, 1/15/31	$541,625
750	Michigan Hospital Finance Authority, (Ascension Health Care), Prerefunded to 11/15/09, 6.125%, 11/15/26	796,665
750	Michigan Hospital Finance Authority, (Sparrow Obligation Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	818,010
1,000	Puerto Rico Electric Power Authority, Prerefunded to 7/1/12, 5.25%, 7/1/31	1,095,190
		$3,251,490
General Obligations — 10.8%
$500	East Grand Rapids Public School District, 5.00%, 5/1/25	$516,945
1,000	Manistee Area Public Schools, 5.00%, 5/1/24	1,033,890
750	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	758,490
1,000	White Cloud Public Schools, Prerefunded to 5/1/11, 5.125%, 5/1/31	1,024,250
		$3,333,575
Health Care-Miscellaneous — 0.3%
$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$101,147
		$101,147

Principal Amount (000's omitted)	Security	Value
Hospital — 28.4%
$500	Allegan Hospital Finance Authority, (Allegan General Hospital), 7.00%, 11/15/21	$520,945
185	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	187,418
125	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	127,905
560	Macomb County Hospital Finance Authority, (Mount Clemens General Hospital), 5.875%, 11/15/34	545,580
500	Mecosta County, (Michigan General Hospital), 6.00%, 5/15/18	509,400
1,000	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.25%, 10/1/27	1,007,780
750	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	738,487
1,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	1,006,940
1,430	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	1,412,997
750	Michigan Hospital Finance Authority, (Memorial Healthcare Center), 5.875%, 11/15/21	770,227
1,000	Michigan Hospital Finance Authority, (Trinity Health), 6.00%, 12/1/27	1,060,420
800	Saginaw Hospital Finance Authority, (Covenant Medical Center), 6.50%, 7/1/30	850,680
		$8,738,779
Housing — 3.1%
$1,000	Michigan State Housing Development Authority, (Williams Pavilion), (AMT), 4.90%, 4/20/48	$944,690
		$944,690
Industrial Development Revenue — 7.7%
$1,000	Detroit Local Development Finance Authority, (Chrysler Corp.), 5.375%, 5/1/21	$934,590
800	Dickinson County Electronic Development Corp., (International Paper Co.), 5.75%, 6/1/16	827,992
625	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	604,088
		$2,366,670
Insured-Electric Utilities — 9.0%
$1,000	Michigan Strategic Fund Resource Recovery, (Detroit Edison Co.), (MBIA), (AMT), 5.55%, 9/1/29	$1,028,960
500	Michigan Strategic Fund Resource Recovery, (Detroit Edison Co.), (XLCA), 5.25%, 12/15/32	512,545
1,200	Puerto Rico Electric Power Authority, (MBIA), 4.75%, 7/1/33(3)	1,212,564
		$2,754,069

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded — 20.4%
$1,000	Central Montcalm Public Schools, (MBIA), Prerefunded to 5/1/09, 6.00%, 5/1/29	$1,037,750
1,000	Detroit Sewer Disposal, (FGIC), Prerefunded to 7/1/11, 5.125%, 7/1/31	1,062,780
2,000	Fenton Area Public Schools, (FGIC), Prerefunded to 5/1/08, 5.00%, 5/1/24	2,013,660
2,000	Novi Building Authority, (FSA), Prerefunded to 10/1/10, 5.50%, 10/1/25	2,139,420
		$6,253,610
Insured-General Obligations — 8.2%
$650	Detroit, School District, (FGIC), 4.75%, 5/1/28	$653,543
750	Detroit, School District, (FSA), 5.25%, 5/1/32	847,838
200	Eaton Rapids Public Schools, (MBIA), 4.75%, 5/1/25	201,042
700	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(1)(2)	825,286
		$2,527,709
Insured-Hospital — 6.7%
$1,000	Royal Oak Hospital Finance Authority Revenue, (William Beaumont Hospital), (MBIA), 5.25%, 11/15/35	$1,018,010
1,000	Saginaw Hospital Finance Authority, (Covenant Medical Center), (MBIA), 5.50%, 7/1/24	1,032,180
		$2,050,190
Insured-Lease Revenue / Certificates of Participation — 4.3%
$4,300	Michigan State Building Authority, (FGIC), 0.00%, 10/15/30	$1,320,014
		$1,320,014
Insured-Special Tax Revenue — 11.5%
$5,160	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$470,076
1,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	188,479
2,430	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	354,877
1,470	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	203,536
2,250	Wayne Charter County, (Airport Hotel-Detroit Metropolitan Airport), (MBIA), 5.00%, 12/1/30	2,317,455
		$3,534,423
Insured-Student Loan — 6.6%
$1,000	Michigan Higher Education Student Loan Authority, (AMBAC), (AMT), 5.00%, 3/1/31	$1,006,270
1,000	Michigan Higher Education Student Loan Authority, (AMBAC), (AMT), 5.50%, 6/1/25	1,022,720
		$2,028,990

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 3.3%
$1,000	Wayne Charter County Airport, (MBIA), (AMT), 5.00%, 12/1/28	$1,003,590
		$1,003,590
Insured-Water and Sewer — 5.5%
$1,650	Detroit Water Supply System, (FGIC), 5.00%, 7/1/30	$1,678,347
		$1,678,347
Lease Revenue / Certificates of Participation — 0.8%
$250	Puerto Rico, (Guaynabo Municipal Government Center Lease), 5.625%, 7/1/22	$251,203
		$251,203
Other Revenue — 3.3%
$12,500	Michigan Tobacco Settlement Finance Authority, 0.00%, 6/1/52	$536,750
500	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	487,035
		$1,023,785
Transportation — 4.9%
$1,500	Kent County Airport Facility, 5.00%, 1/1/25(3)	$1,513,673
		$1,513,673
Total Tax-Exempt Investments — 160.5% (identified cost $47,817,304)		$49,293,658
Other Assets, Less Liabilities — (3.5)%		$(1,079,283)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (57.0)%		$(17,504,030)
Net Assets Applicable to Common Shares — 100.0%		$30,710,345

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

The Trust invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 47.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 19.5% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $2,330,584 or 7.6% of the Trust's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 172.2%
Principal Amount (000's omitted)	Security	Value
Education — 5.5%
$250	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/27	$247,372
250	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/33	240,225
220	New Jersey Educational Facilities Authority, (Georgian Court University), 5.25%, 7/1/37	218,354
3,055	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/30	3,058,422
		$3,764,373
Electric Utilities — 2.2%
$1,500	Salem County Pollution Control Financing, (Public Service Enterprise Group, Inc.), (AMT), 5.75%, 4/1/31	$1,508,160
		$1,508,160
Escrowed / Prerefunded — 12.5%
$3,935	New Jersey Educational Facilities Authority, (Princeton University), Prerefunded to 7/1/10, 5.00%, 7/1/20	$4,059,425
460	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Center), Prerefunded to 7/1/12, 5.75%, 7/1/25	507,688
950	Tobacco Settlement Financing Corp., Prerefunded to 6/1/13, 6.75%, 6/1/39	1,109,381
2,500	Tobacco Settlement Financing Corp., Prerefunded to 6/1/13, 6.75%, 6/1/39(1)	2,919,425
		$8,595,919
General Obligations — 5.1%
$3,500	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	$3,539,620
		$3,539,620
Health Care-Miscellaneous — 0.4%
$300	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$303,441
		$303,441
Hospital — 28.4%
$100	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$97,903
90	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	84,951

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$100	Camden County Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	$99,812
2,750	Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	2,813,387
575	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Center), 5.75%, 7/1/25	599,742
4,400	New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	4,401,452
2,140	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.25%, 7/1/27	2,141,027
1,765	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	1,750,368
2,000	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/34	2,060,900
450	New Jersey Health Care Facilities Financing Authority, (Hunterdon Medical Center), 5.125%, 7/1/35	452,619
2,000	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.75%, 7/1/31	2,069,940
1,100	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/36	1,104,147
1,930	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	1,921,392
		$19,597,640
Housing — 5.5%
$715	New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), Series T, (AMT), 4.70%, 10/1/37	$662,590
3,220	New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), Series T, (AMT), 5.00%, 10/1/37	3,158,595
		$3,821,185
Industrial Development Revenue — 15.3%
$1,000	Gloucester County Improvements Authority, (Waste Management, Inc.), (AMT), 7.00%, 12/1/29	$1,047,660
3,000	Middlesex County Pollution Control Authority, (Amerada Hess), 6.05%, 9/15/34	3,081,900
3,220	New Jersey Economic Development Authority, (Anheuser Busch Cos., Inc.), (AMT), 4.95%, 3/1/47	2,957,699
750	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	720,217
750	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00%, 6/1/33	841,050
2,080	Virgin Islands Public Financing Authority, (Hovensa LLC), (AMT), 4.70%, 7/1/22	1,926,496
		$10,575,022

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education — 7.1%
$4,800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Authority, (University Plaza), (MBIA), 5.00%, 7/1/33(1)	$4,914,288
		$4,914,288
Insured-Electric Utilities — 1.9%
$1,250	Vineland, (Electric Utility), (MBIA), (AMT), 5.25%, 5/15/26	$1,284,325
		$1,284,325
Insured-Escrowed / Prerefunded — 6.8%
$4,500	New Jersey Turnpike Authority, (MBIA), Prerefunded to 1/1/10, 5.50%, 1/1/30(1)	$4,703,895
		$4,703,895
Insured-Gas Utilities — 7.3%
$5,000	New Jersey Economic Development Authority, (New Jersey Natural Gas Co.), (FGIC), (AMT), 4.90%, 10/1/40	$5,049,250
		$5,049,250
Insured-General Obligations — 3.7%
$475	Nutley School District (MBIA), 4.50%, 7/15/29	$478,116
550	Nutley School District (MBIA), 4.75%, 7/15/30	567,341
725	Nutley School District (MBIA), 4.75%, 7/15/31	747,287
755	Nutley School District (MBIA), 4.75%, 7/15/32	777,552
		$2,570,296
Insured-Housing — 5.2%
$3,390	New Jersey Housing and Mortgage Finance Agency, (FSA), (AMT), 5.05%, 5/1/34	$3,367,829
205	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing, (FSA), 5.75%, 5/1/25	211,025
		$3,578,854
Insured-Lease Revenue / Certificates of Participation — 1.5%
$1,075	Hudson County Improvements Authority, (FSA), 4.50%, 4/1/35	$1,062,433
		$1,062,433

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue — 20.2%
$12,030	Garden Preservation Trust and Open Space and Farmland, (FSA), 0.00%, 11/1/24	$5,517,920
6,000	Garden Preservation Trust and Open Space and Farmland, (FSA), 0.00%, 11/1/25	2,628,180
4,315	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	1,796,680
2,020	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	797,779
16,115	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	1,468,077
2,745	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	422,346
5,445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	795,188
3,425	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	474,226
		$13,900,396
Insured-Transportation — 9.5%
$1,295	Delaware River Joint Toll Bridge Commission, (MBIA), Series A, 4.50%, 7/1/37	$1,277,220
1,000	Delaware River Port Authority, (FSA), 5.625%, 1/1/26	1,034,810
3,250	Delaware River Port Authority, (FSA), 5.75%, 1/1/26	3,372,525
875	Morristown Parking Authority, (MBIA), 4.50%, 8/1/37	862,951
		$6,547,506
Insured-Water and Sewer — 4.7%
$3,195	New Jersey Economic Development Authority, (United Water New Jersey, Inc.), (AMBAC), (AMT), 4.875%, 11/1/25	$3,241,711
		$3,241,711
Nursing Home — 2.9%
$1,000	New Jersey Economic Development Authority, (Masonic Charity Foundation), 5.50%, 6/1/31	$1,040,360
945	New Jersey Economic Development Authority, (Victoria Health), 5.20%, 12/20/36(2)	973,350
		$2,013,710
Other Revenue — 5.2%
$7,200	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$413,280
9,265	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	317,604
4,270	Tobacco Settlement Financing Corp., 0.00%, 6/1/41	429,391
2,925	Tobacco Settlement Financing Corp., 4.75%, 6/1/34	2,391,217
		$3,551,492

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care — 4.0%
$1,700	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	$1,706,375
1,175	New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	1,062,788
		$2,769,163
Special Tax Revenue — 7.7%
$750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	$740,715
1,310	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/29	1,317,402
3,000	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34(1)	3,008,820
100	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/27	99,266
175	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/37	166,814
		$5,333,017
Transportation — 9.6%
$4,800	Port Authority of New York and New Jersey, 5.375%, 3/1/28(1)	$5,396,448
1,175	South Jersey Port Authority, (Marine Terminal), 5.10%, 1/1/33	1,196,796
		$6,593,244
Total Tax-Exempt Investments — 172.2% (identified cost $115,985,410)		$118,818,940
Other Assets, Less Liabilities — (17.1)%		$(11,818,117)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (55.1)%		$(38,000,000)
Net Assets Applicable to Common Shares — 100.0%		$69,000,823

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 39.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 14.6% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $973,350 or 1.4% of the Trust's net assets applicable to common shares.

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 177.4%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.3%
$1,150	Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23(1)	$1,071,995
		$1,071,995
Education — 7.9%
$1,000	Dutchess County Industrial Development Agency, (Marist College), 5.00%, 7/1/20	$1,034,400
450	Hempstead Industrial Development Agency, (Adelphi University), 5.00%, 10/1/35	451,125
4,980	Hempstead Industrial Development Agency, (Hofstra University Civic Facilities), 5.00%, 7/1/33	5,015,956
		$6,501,481
Electric Utilities — 7.8%
$4,100	New York Power Authority, 5.25%, 11/15/40	$4,252,356
2,100	Suffolk County Industrial Development Agency, (Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	2,119,950
		$6,372,306
Escrowed / Prerefunded — 13.4%
$4,500	Metropolitan Transportation Authority, Prerefunded to 11/15/13, 5.25%, 11/15/32	$4,974,930
200	New York City Industrial Development Agency, (Ohel Children's Home), Class A, Escrowed to Maturity, 6.25%, 8/15/22	210,170
4,385	New York Dormitory Authority, (Court Facility), Prerefunded to 5/15/10, 6.00%, 5/15/39	4,717,339
955	Suffolk County Industrial Development Agency, (Jefferson's Ferry Project), Prerefunded to 11/1/09, 7.20%, 11/1/19	1,036,977
		$10,939,416
General Obligations — 9.5%
$6,000	New York City, 5.25%, 9/15/33	$6,222,120
1,500	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	1,516,980
		$7,739,100
Health Care-Miscellaneous — 6.3%
$1,185	New York City Industrial Development Agency, (A Very Special Place, Inc.), 5.75%, 1/1/29	$1,136,901
1,200	New York City Industrial Development Agency, (Ohel Children's Home), 6.25%, 8/15/22	1,101,948

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$202,294
50	Suffolk County Industrial Development Agency, (Alliance of LI), Series A, Class H, 7.50%, 9/1/15	52,425
100	Suffolk County Industrial Development Agency, (Alliance of LI), Series A, Class I, 7.50%, 9/1/15	104,850
2,600	Westchester County Industrial Development Agency, (Children's Village), 5.375%, 3/15/19	2,588,040
		$5,186,458
Hospital — 19.7%
$205	Chautauqua County Industrial Development Agency, (Women's Christian Association), 6.35%, 11/15/17	$210,676
485	Chautauqua County Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	496,863
1,250	Fulton County Industrial Development Agency, (Nathan Littauer Hospital), 6.00%, 11/1/18	1,255,975
2,500	Monroe County Industrial Development Agency, (Highland Hospital), 5.00%, 8/1/25	2,502,200
400	Nassau County Industrial Development Agency, (North Shore Health System), 6.25%, 11/1/21	423,552
2,700	New York City Health and Hospital Corp., (Health Systems), 5.25%, 2/15/17	2,749,599
300	New York City Health and Hospital Corp., (Health Systems), 5.375%, 2/15/26	305,964
1,500	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	1,494,150
2,000	New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/33	2,007,080
1,250	New York Dormitory Authority, (NYU Hospital Center), Series B, 5.625%, 7/1/37(2)	1,229,575
1,250	Oneida County Industrial Development Agency, (St. Elizabeth Medical Center), 5.75%, 12/1/19	1,252,200
2,105	Suffolk County Industrial Development Agency, Civic Facility, (Huntington Hospital), 6.00%, 11/1/22	2,198,020
		$16,125,854
Housing — 21.5%
$2,750	New York City Housing Development Corp., (Multi-Family Housing), 4.95%, 11/1/33	$2,813,745
1,250	New York City Housing Development Corp., (Multi-Family Housing), (AMT), 5.00%, 11/1/24	1,251,037
2,620	New York City Housing Development Corp., (Multi-Family Housing), (AMT), 5.20%, 11/1/40	2,626,655
3,555	New York City Housing Development Corp., (Multi-Family Housing), (FNMA), 4.60%, 1/15/26	3,395,167
3,125	New York Housing Finance Agency, Series A, (FNMA), (AMT), 5.40%, 11/15/42	3,127,937

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Housing (continued)
$1,500	New York Mortgage Agency, (AMT), 4.875%, 10/1/30	$1,459,605
2,000	New York Mortgage Agency, (AMT), 4.90%, 10/1/37	1,919,660
1,000	New York Mortgage Agency, (AMT), 5.125%, 10/1/37	990,870
		$17,584,676
Industrial Development Revenue — 15.0%
$1,250	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$1,328,825
4,200	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(3)	4,464,866
1,500	New York City Industrial Development Agency, (American, Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	1,611,270
1,000	Onondaga County Industrial Development Agency, (Anheuser-Busch), 4.875%, 7/1/41	979,720
2,500	Onondaga County Industrial Development Agency, (Anheuser-Busch), (AMT), 6.25%, 12/1/34	2,589,925
775	Onondaga County Industrial Development Agency, (Senior Air Cargo), (AMT), 6.125%, 1/1/32	790,345
525	Port Authority of New York and New Jersey, (Continental Airlines), (AMT), 9.125%, 12/1/15	544,215
		$12,309,166
Insured-Education — 9.5%
$4,500	New York Dormitory Authority, (New York University), (MBIA), 5.75%, 7/1/27(3)	$5,314,770
2,895	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/31	917,860
5,460	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/33	1,573,190
		$7,805,820
Insured-Electric Utilities — 5.9%
$2,465	New York Power Authority, Series A, (MBIA), 4.50%, 11/15/47	$2,379,884
2,400	Puerto Rico Electric Power Authority, (MBIA), 4.75%, 7/1/33(3)	2,425,128
		$4,805,012
Insured-Escrowed / Prerefunded — 3.8%
$3,000	New York City Cultural Resource Trust, (Museum of History), (AMBAC), Prerefunded to 7/1/09, 5.75%, 7/1/29(3)	$3,143,670
		$3,143,670

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 2.5%
$1,750	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(4)(5)	$2,063,215
		$2,063,215
Insured-Hospital — 6.9%
$5,000	New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (MBIA), 5.50%, 7/1/23(6)	$5,618,500
		$5,618,500
Insured-Lease Revenue / Certificates of Participation — 6.4%
$5,460	Hudson Yards Infrastructure Corp., (MBIA), 4.50%, 2/15/47(7)	$5,240,399
		$5,240,399
Insured-Other Revenue — 3.3%
$2,720	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	$2,728,867
		$2,728,867
Insured-Special Tax Revenue — 7.4%
$1,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$1,006,240
4,500	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	1,195,020
19,745	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	1,798,769
3,380	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	520,047
6,705	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	979,198
4,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	584,994
		$6,084,268
Insured-Transportation — 9.1%
$1,070	Metropolitan Transportation Authority, (FGIC), 4.75%, 11/15/37	$1,079,705
2,735	Niagara Frontier Airport Authority, (Buffalo Niagara International Airport), (MBIA), (AMT), 5.625%, 4/1/29	2,810,295
3,500	Niagara Frontier Airport Authority, (Buffalo Niagara International Airport), (MBIA), (AMT), 5.625%, 4/1/29(3)	3,596,355
		$7,486,355
Insured-Water and Sewer — 1.2%
$1,000	Nassau County Industrial Development Agency, (Water Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$1,006,550
		$1,006,550

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Other Revenue — 6.4%
$1,285	Albany Industrial Development Agency Civic Facility, (Charitable Leadership), 5.75%, 7/1/26	$1,276,956
3,750	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(3)	3,971,575
		$5,248,531
Senior Living / Life Care — 2.1%
$1,450	Mount Vernon Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$1,459,266
250	Suffolk County Industrial Development Agency, (Jefferson's Ferry Project), 5.00%, 11/1/28	234,715
		$1,693,981
Transportation — 10.5%
$5,400	Port Authority of New York and New Jersey, 5.375%, 3/1/28(3)	$6,071,004
2,600	Port Authority of New York and New Jersey, (AMT), 4.75%, 6/15/33(3)	2,521,376
		$8,592,380
Total Tax-Exempt Investments — 177.4% (identified cost $140,723,683)		$145,348,000
Other Assets, Less Liabilities — (23.1)%		$(18,911,316)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (54.3)%		$(44,505,187)
Net Assets Applicable to Common Shares — 100.0%		$81,931,497

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association (Fannie Mae)

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 31.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 22.0% of total investments.

(1)  Security is in bankruptcy but continues to make full interest payments.

(2)  When-issued security.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $2,063,215 or 2.5% of the Trust's net assets applicable to common shares.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 169.1%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.4%
$385	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	$386,363
200	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	205,484
		$591,847
Electric Utilities — 2.2%
$410	Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	$422,206
125	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/25(1)(2)	129,399
375	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.36%, 7/1/37(1)(2)	372,367
		$923,972
Escrowed / Prerefunded — 19.5%
$1,000	Delaware County, Prerefunded to 12/1/10, 6.00%, 12/1/25	$1,088,800
1,000	Franklin County, (Cincinnati Children's Hospital), Prerefunded to 5/1/09, 5.20%, 5/1/29	1,044,560
1,530	Hamilton City School District, Prerefunded to 12/1/09, 5.625%, 12/1/24	1,614,808
575	Highland County, (Joint Township Hospital District), Prerefunded to 12/1/09, 6.75%, 12/1/29	620,264
1,250	Parma, (Parma Community General Hospital Association), Prerefunded to 11/1/08, 5.35%, 11/1/18	1,284,050
1,750	Parma, (Parma Community General Hospital Association), Prerefunded to 11/1/08, 5.375%, 11/1/29	1,798,072
670	Richland County Hospital Facilities, (Medcentral Health Systems), Prerefunded to 11/15/10, 6.375%, 11/15/22	734,581
		$8,185,135
Health Care-Miscellaneous — 0.2%
$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$101,147
		$101,147
Hospital — 10.8%
$550	Cuyahoga County, (Cleveland Clinic Health System), 5.50%, 1/1/29	$572,330
600	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.25%, 8/15/46	608,874

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$1,500	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.625%, 8/15/32	$1,554,600
500	Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	497,940
1,000	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), Series A, 4.75%, 1/15/46	934,240
330	Richland County Hospital Facilities, (Medcentral Health Systems), 6.375%, 11/15/22	348,906
		$4,516,890
Housing — 12.0%
$1,000	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), 4.625%, 9/1/27	$950,190
1,000	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), 5.00%, 9/1/36	976,810
600	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), Series H, 5.00%, 9/1/31	590,526
2,500	Ohio Housing Finance Agency, (Uptown Community Partners), (AMT), 5.25%, 4/20/48	2,496,925
		$5,014,451
Industrial Development Revenue — 12.1%
$1,385	Cleveland Airport, (Continental Airlines), (AMT), 5.375%, 9/15/27	$1,214,825
1,300	Dayton, Special Facilities Revenue, (Emery Air Freight), 5.625%, 2/1/18	1,328,795
2,250	Ohio Water Development Authority, (Anheuser-Busch), (AMT), 6.00%, 8/1/38	2,315,407
225	Ohio Water Development Authority, Solid Waste Disposal, (Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	220,203
		$5,079,230
Insured-Education — 1.5%
$775	Miami University, (AMBAC), 3.25%, 9/1/26	$640,940
		$640,940
Insured-Electric Utilities — 11.1%
$2,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/25	$897,660
3,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/26	1,278,390
2,500	Ohio Water Development Authority, Fresh Water Improvement, (Dayton Power & Light), (FGIC), 4.80%, 1/1/34	2,494,350
		$4,670,400

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded — 19.9%
$245	Cuyahoga County Hospital, (Cleveland Clinic), (MBIA), Escrowed to Maturity, 5.125%, 1/1/29(3)	$250,214
1,595	Hamilton County, Sales Tax Revenue, (AMBAC), Prerefunded to 12/1/10, 5.25%, 12/1/32	1,688,148
1,000	Lima City School District, (AMBAC), Prerefunded to 12/1/10, 5.50%, 12/1/22	1,084,890
495	Lima City School District, (AMBAC), Prerefunded to 12/1/10, 6.00%, 12/1/22	544,055
1,000	Ohio Higher Educational Facilities, (University of Dayton), (AMBAC), Prerefunded to 12/1/10, 5.50%, 12/1/30	1,074,590
3,000	University of Akron, (FGIC), Prerefunded to 1/1/10, 5.75%, 1/1/29(4)	3,181,485
500	University of Cincinnati, (FGIC), Prerefunded to 6/1/11, 5.25%, 6/1/24	537,285
		$8,360,667
Insured-General Obligations — 16.7%
$2,455	Canal Winchester Local School District, (MBIA), 0.00%, 12/1/30	$820,805
3,000	Elyria City School District, (XLCA), 5.00%, 12/1/35	3,116,130
500	Olmsted Falls City School District, (XLCA), 5.00%, 12/1/35	522,105
1,000	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(1)(2)	1,178,980
1,200	Puerto Rico, Series A, (MBIA), 5.50%, 7/1/20(4)	1,354,392
		$6,992,412
Insured-Hospital — 6.7%
$255	Cuyahoga County, (Cleveland Clinic), (MBIA), 5.125%, 1/1/29	$260,426
1,000	Hamilton County, (Cincinnati Children's Hospital), (FGIC), 5.00%, 5/15/32	1,013,470
1,500	Hamilton County, (Cincinnati Children's Hospital), (FGIC), 5.125%, 5/15/28	1,538,070
		$2,811,966
Insured-Lease Revenue / Certificates of Participation — 6.0%
$1,800	Puerto Rico Public Finance Corp., (Commonwealth Appropriation), (AMBAC), 5.125%, 6/1/24(4)	$1,997,256
500	Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	511,380
		$2,508,636
Insured-Special Tax Revenue — 5.6%
$405	Hamilton County, Sales Tax Revenue, (AMBAC), 5.25%, 12/1/32	$419,216
9,905	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	902,346

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$1,690	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	$260,023
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	489,234
2,100	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	290,766
		$2,361,585
Insured-Transportation — 6.6%
$450	Cleveland Airport System, (FSA), 5.00%, 1/1/31	$456,332
1,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/24	1,143,380
1,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/26	1,148,330
		$2,748,042
Insured-Water and Sewer — 3.0%
$500	Marysville Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	$499,560
750	Marysville Wastewater Treatment System, (XLCA), 4.75%, 12/1/47	751,478
		$1,251,038
Lease Revenue / Certificates of Participation — 3.0%
$1,230	Union County, (Pleasant Valley Joint Fire District), 6.125%, 12/1/19	$1,267,958
		$1,267,958
Other Revenue — 12.2%
$4,620	Buckeye, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$275,675
710	Buckeye, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/47	676,616
3,000	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(4)	3,177,260
1,000	Riversouth Authority, (Lazarus Building Redevelopment), Series A, 5.75%, 12/1/27	1,003,390
		$5,132,941
Pooled Loans — 13.4%
$530	Cleveland-Cuyahoga County Port Authority, (Myers University), 5.60%, 5/15/25	$543,006
550	Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 4.85%, 6/1/25	563,866
1,020	Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 5.85%, 12/1/22	1,081,067
1,245	Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/27(4)	1,334,453

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Pooled Loans (continued)
$325	Summit County Port Authority, (Twinsburg Township), 5.125%, 5/15/25	$312,835
750	Toledo-Lucas County Port Authority, 4.80%, 11/15/35	668,910
1,100	Toledo-Lucas County Port Authority, 5.40%, 5/15/19	1,103,234
		$5,607,371
Special Tax Revenue — 5.2%
$600	Cleveland-Cuyahoga County Port Authority, 7.00%, 12/1/18	$645,300
1,400	Cuyahoga County, Economic Development, (Shaker Square), 6.75%, 12/1/30	1,531,320
		$2,176,620
Total Tax-Exempt Investments — 169.1% (identified cost $68,167,879)		$70,943,248
Other Assets, Less Liabilities — (13.1)%		$(5,481,859)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (56.0)%		$(23,508,115)
Net Assets Applicable to Common Shares — 100.0%		$41,953,274

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 45.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 15.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $1,680,746 or 4.0% of the Trust's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 171.0%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 5.3%
$440	Carbon County Industrial Development Authority, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$450,212
500	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	504,205
500	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.60%, 1/1/19	502,410
675	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	662,425
		$2,119,252
Education — 1.6%
$600	Philadelphia Higher Education Facilities Authority, (Chestnut Hill College), Prerefunded to 10/01/09, 6.00%, 10/1/29	$637,398
		$637,398
Electric Utilities — 3.1%
$600	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	$638,388
600	York County Industrial Development Authority, Pollution Control, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	598,746
		$1,237,134
Escrowed / Prerefunded — 15.7%
$600	Allegheny County Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$666,426
600	Bucks County Industrial Development Authority, (Pennswood), Prerefunded to 10/1/12, 6.00%, 10/1/27	673,662
1,500	Chester County Health and Educational Facility Authority, (Devereux Foundation), Prerefunded to 11/1/09, 6.00%, 11/1/29	1,588,335
750	Lancaster County Hospital Authority, Prerefunded to 9/15/13, 5.50%, 3/15/26	831,502
925	Montgomery County Higher Education and Health Authority, (Foulkeways at Gwynedd), Prerefunded to 11/15/09, 6.75%, 11/15/30	993,968
1,500	Pennsylvania Higher Educational Facilities Authority, (Drexel University), Prerefunded to 5/1/09, 6.00%, 5/1/29	1,555,980
		$6,309,873

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous — 0.2%
$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), Series A, 6.50%, 10/1/37	$101,147
		$101,147
Hospital — 12.1%
$695	Lancaster County Hospital Authority, (Lancaster General Hospital), 4.50%, 3/15/36	$650,520
1,250	Lehigh County, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	1,265,537
1,000	Monroe County Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	956,490
500	Monroe County Hospital Authority, (Pocono Medical Center), Prerefunded to 1/1/14, 6.00%, 1/1/43	567,530
850	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.00%, 1/15/31	907,460
500	Washington County Hospital Authority, (Monongahela Hospital), 5.50%, 6/1/17	524,165
		$4,871,702
Housing — 14.4%
$525	Allegheny County Residential Finance Authority, (Single Family Mortgages), (AMT), 4.95%, 11/1/37	$508,652
1,260	Allegheny County Residential Finance Authority, (Single Family Mortgages), (AMT), 5.00%, 5/1/35	1,235,065
1,000	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	922,440
1,200	Pennsylvania Housing Finance Agency, (AMT), 4.875%, 4/1/26	1,184,172
1,000	Pennsylvania Housing Finance Agency, (AMT), 4.90%, 10/1/37	958,360
1,000	Pennsylvania Housing Finance Agency, (AMT), 5.15%, 10/1/37	999,170
		$5,807,859
Industrial Development Revenue — 8.9%
$500	New Morgan Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	$501,195
1,000	Pennsylvania Economic Development Financing Authority, (Procter & Gamble Paper Products Co.), (AMT), 5.375%, 3/1/31	1,094,030
500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.10%, 10/1/27	479,080
1,550	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	1,498,137
		$3,572,442

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education — 19.7%
$1,900	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32(1)	$1,992,834
1,000	Northampton County Higher Education Facilities Authority, (Lafayette College), (MBIA), 5.00%, 11/1/27	1,004,060
1,000	Pennsylvania Higher Education Facilities Authority, (Bryn Mawr College), (AMBAC), 5.125%, 12/1/29	1,031,270
2,000	Pennsylvania Higher Education Facilities Authority, (State System Higher Education), (FSA), 5.00%, 6/15/24	2,030,780
1,800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Authority, (University Plaza), (MBIA), 5.00%, 7/1/33(2)	1,842,858
		$7,901,802
Insured-Electric Utilities — 3.5%
$1,380	Lehigh County Industrial Development Authority, (PPL Electric Utilities Corp.), (FGIC), 4.75%, 2/15/27(2)	$1,393,754
		$1,393,754
Insured-Escrowed / Prerefunded — 25.3%
$1,000	Allegheny County, Sanitation and Sewer Authority, (MBIA), Prerefunded to 12/1/10, 5.50%, 12/1/24	$1,071,320
650	Berks County Municipal Authority, (Reading Hospital and Medical Center), (FSA), Prerefunded to 11/1/09, 6.00%, 11/1/29	695,136
2,600	Pennsylvania Turnpike Commission, Oil Franchise Tax, (AMBAC), Escrowed to Maturity, 4.75%, 12/1/27(3)	2,609,594
1,801	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	1,908,900
2,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	2,650,467
2,000	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	1,215,340
		$10,150,757
Insured-General Obligations — 10.5%
$1,000	Hollidaysburg School District, Series C, (FSA), 4.75%, 3/15/30(4)	$1,019,890
2,000	Philadelphia, (FSA), 5.00%, 3/15/28	2,036,580
1,000	Puerto Rico, (FSA), Variable Rate, 8.409%, 7/1/27(5)(6)	1,178,980
		$4,235,450
Insured-Hospital — 12.7%
$500	Delaware County, General Authority, (Catholic Health East), (AMBAC), 4.875%, 11/15/26	$502,310
1,500	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), (MBIA), 5.25%, 7/1/29	1,541,640

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$3,000	Montgomery County Higher Education and Health Authority, (Abington Memorial Hospital), (AMBAC), 5.00%, 6/1/28	$3,042,390
		$5,086,340
Insured-Lease Revenue — 3.0%
$1,195	Philadelphia Authority for Industrial Development, (One Benjamin Franklin), (FSA), 4.75%, 2/15/27(4)	$1,200,198
		$1,200,198
Insured-Special Tax Revenue — 7.4%
$1,000	Pittsburgh and Allegheny County Public Auditorium Authority, (AMBAC), 5.00%, 2/1/24	$1,026,120
9,870	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	899,157
1,690	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	260,023
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	489,234
2,100	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	290,766
		$2,965,300
Insured-Transportation — 11.2%
$1,000	Allegheny County, Port Authority, (FGIC), 5.00%, 3/1/29	$1,027,190
500	Philadelphia, Airport Commission, (FSA), (AMT), 5.00%, 6/15/27	508,720
1,005	Philadelphia, Parking Authority, (AMBAC), 5.25%, 2/15/29	1,029,190
1,800	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	1,953,765
		$4,518,865
Insured-Water and Sewer — 5.8%
$585	Chester County Industrial Development Authority, (Aqua Pennsylvania, Inc.), Series A, (FGIC), (AMT), 5.00%, 2/1/40	$585,386
875	Delaware County Industrial Development Authority, (Aqua Pennsylvania, Inc.), Series B, (FGIC), (AMT), 5.00%, 11/1/36	878,483
500	Delaware County Industrial Development Authority, (Water Facilities), (FGIC), (AMT), 6.00%, 6/1/29	518,745
360	Philadelphia Water and Wastewater Revenue, (FGIC), 5.00%, 11/1/31	369,961
		$2,352,575
Senior Living / Life Care — 5.4%
$1,000	Cliff House Trust, (AMT), 6.625%, 6/1/27(7)	$679,390
500	Crawford County, Hospital Authority, (Wesbury United Methodist Community), 6.25%, 8/15/29	503,220
500	Lancaster County, Hospital Authority, (Willow Valley Retirement Communities), 5.875%, 6/1/31	514,600

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$200	Montgomery County, Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	$192,788
300	Montgomery County, Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/30	277,062
		$2,167,060
Transportation — 5.2%
$1,200	Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	$1,218,936
105	Erie Municipal Airport Authority, (AMT), 5.50%, 7/1/09	104,704
485	Erie Municipal Airport Authority, (AMT), 5.875%, 7/1/16	485,553
270	Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 6.25%, 11/1/31	279,491
		$2,088,684
Total Tax-Exempt Investments — 171.0% (identified cost $65,871,365)		$68,717,592
Other Assets, Less Liabilities — (15.0)%		$(6,025,173)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (56.0)%		$(22,510,482)
Net Assets Applicable to Common Shares — 100.0%		$40,181,937

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2007, 57.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.8% to 19.3% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(3)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)  When-issued security.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of the securities is $1,178,980 or 2.9% of the Trust's net assets applicable to common shares.

(6)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2007.

(7)  Security is in default with respect to scheduled principal payments.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of November 30, 2007

	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Assets
Investments —
Identified cost	$169,282,645	$107,463,895	$62,536,249	$47,817,304
Unrealized appreciation	5,206,078	2,379,253	1,115,339	1,476,354
Investments, at value	$174,488,723	$109,843,148	$63,651,588	$49,293,658
Cash	$1,089,452	$650,366	$563,755	$340,977
Receivable for investments sold	8,500	—	—	—
Interest receivable	2,197,444	1,020,793	1,143,623	683,431
Receivable for daily variation margin on open financial futures contracts	44,375	15,625	—	—
Prepaid expenses	3,472	3,471	3,474	6,859
Total assets	$177,831,966	$111,533,403	$65,362,440	$50,324,925
Liabilities
Payable for floating rate notes issued	$7,575,000	$12,090,000	$3,043,333	$1,925,000
Interest expense and fees payable	102,738	83,360	17,296	31,153
Payable for investments purchased	1,626,477	—	—	—
Payable for open interest rate swap contracts	735,824	428,576	331,389	50,791
Payable to affiliate for inverse floaters	—	506,570	—	—
Payable to affiliate for investment advisory fee	96,323	56,649	35,584	27,747
Payable to affiliate for administration fee	27,521	16,185	10,167	7,928
Payable to affiliate for Trustees' fees	1,670	1,270	334	335
Accrued expenses	99,173	85,506	72,877	67,596
Total liabilities	$10,264,726	$13,268,116	$3,510,980	$2,110,550
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$59,000,000	$35,508,272	$21,510,017	$17,504,030
Net assets applicable to common shares	$108,567,240	$62,757,015	$40,341,443	$30,710,345
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$71,815	$42,574	$27,141	$21,163
Additional paid-in capital	106,450,842	63,254,539	40,196,540	31,450,960
Accumulated net realized loss (computed on the basis of identified cost)	(2,880,574)	(2,706,809)	(925,109)	(2,306,776)
Accumulated undistributed net investment income	470,128	221,395	258,921	119,435
Net unrealized appreciation (computed on the basis of identified cost)	4,455,029	1,945,316	783,950	1,425,563
Net assets applicable to common shares	$108,567,240	$62,757,015	$40,341,443	$30,710,345
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	2,360	1,420	860	700
Common Shares Outstanding
	7,181,488	4,257,408	2,714,063	2,116,294
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.12	$14.74	$14.86	$14.51

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of November 30, 2007

	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Assets
Investments —
Identified cost	$115,985,410	$140,723,683	$68,167,879	$65,871,365
Unrealized appreciation	2,833,530	4,624,317	2,775,369	2,846,227
Investments, at value	$118,818,940	$145,348,000	$70,943,248	$68,717,592
Cash	$—	$466,100	$651,081	$1,125,678
Receivable for investments sold	10,000	25,000	85,000	550,510
Interest receivable	1,927,807	1,882,541	1,076,782	1,062,144
Receivable for daily variation margin on open financial futures contracts	—	45,000	6,806	15,625
Prepaid expenses	3,472	3,811	3,473	6,859
Total assets	$120,760,219	$147,770,452	$72,766,390	$71,478,408
Liabilities
Payable for floating rate notes issued	$12,150,000	$19,150,000	$6,330,000	$6,335,780
Interest expense and fees payable	199,334	222,638	87,654	78,511
Payable for investments purchased	—	—	591,525	—
Payable for open interest rate swap contracts	583,808	557,655	179,202	79,910
Payable for when-issued securities	—	1,214,013	—	2,172,975
Due to custodian	667,305	—	—	—
Payable to affiliate for investment advisory fee	61,763	72,727	37,587	36,048
Payable to affiliate for administration fee	17,647	20,779	10,739	10,300
Payable to affiliate for Trustees' fees	1,270	1,271	333	334
Accrued expenses	78,269	94,685	67,961	72,131
Total liabilities	$13,759,396	$21,333,768	$7,305,001	$8,785,989
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$38,000,000	$44,505,187	$23,508,115	$22,510,482
Net assets applicable to common shares	$69,000,823	$81,931,497	$41,953,274	$40,181,937
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$46,215	$53,753	$28,293	$27,085
Additional paid-in capital	68,598,222	79,783,608	42,034,341	39,802,504
Accumulated net realized loss (computed on the basis of identified cost)	(2,262,643)	(2,398,060)	(2,900,461)	(2,586,057)
Accumulated undistributed net investment income	369,307	391,474	191,149	154,809
Net unrealized appreciation (computed on the basis of identified cost)	2,249,722	4,100,722	2,599,952	2,783,596
Net assets applicable to common shares	$69,000,823	$81,931,497	$41,953,274	$40,181,937
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	1,520	1,780	940	900
Common Shares Outstanding
	4,621,485	5,375,346	2,829,304	2,708,462
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$14.93	$15.24	$14.83	$14.84

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended November 30, 2007

	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Investment Income
Interest	$9,104,351	$5,717,883	$3,533,207	$2,668,111
Total investment income	$9,104,351	$5,717,883	$3,533,207	$2,668,111
Expenses
Investment adviser fee	$1,205,401	$705,323	$444,954	$343,465
Administration fee	344,400	201,521	127,130	98,133
Trustees' fees and expenses	9,602	7,325	1,898	1,903
Legal and accounting services	52,768	44,201	40,928	39,343
Printing and postage	18,842	16,850	10,579	16,270
Custodian fee	99,099	56,714	49,162	37,997
Interest expense and fees	386,961	487,269	255,623	100,964
Transfer and dividend disbursing agent fees	90,501	64,512	43,172	34,300
Preferred shares remarketing agent fee	147,500	88,750	53,750	43,750
Miscellaneous	49,664	36,469	32,593	28,923
Total expenses	$2,404,738	$1,708,934	$1,059,789	$745,048
Deduct —
Reduction of custodian fee	$17,790	$6,880	$5,994	$7,170
Allocation of expenses to the investment adviser	4,176	2,505	2,505	2,088
Total expense reductions	$21,966	$9,385	$8,499	$9,258
Net expenses	$2,382,772	$1,699,549	$1,051,290	$735,790
Net investment income	$6,721,579	$4,018,334	$2,481,917	$1,932,321
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$1,496,968	$919,141	$1,508,885	$626,392
Financial futures contracts	311,238	234,237	192,956	(14,749)
Interest rate swap contracts	(595,901)	(347,208)	(219,836)	913
Net realized gain	$1,212,305	$806,170	$1,482,005	$612,556
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(9,942,051)	$(4,934,766)	$(4,771,875)	$(2,453,574)
Financial futures contracts	25,089	14,796	17,057	1,502
Interest rate swap contracts	(576,287)	(336,117)	(273,376)	(32,391)
Net change in unrealized appreciation (depreciation)	$(10,493,249)	$(5,256,087)	$(5,028,194)	$(2,484,463)
Net realized and unrealized loss	$(9,280,944)	$(4,449,917)	$(3,546,189)	$(1,871,907)
Distributions to preferred shareholders From net investment income	$(2,014,092)	$(1,305,923)	$(734,875)	$(625,544)
Net decrease in net assets from operations	$(4,573,457)	$(1,737,506)	$(1,799,147)	$(565,130)

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended November 30, 2007

	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Investment Income
Interest	$6,230,768	$7,683,688	$3,781,418	$3,666,248
Total investment income	$6,230,768	$7,683,688	$3,781,418	$3,666,248
Expenses
Investment adviser fee	$770,702	$909,875	$465,356	$445,271
Administration fee	220,200	259,964	132,959	127,221
Trustees' fees and expenses	7,325	7,326	1,897	1,898
Legal and accounting services	44,468	52,726	40,577	43,181
Printing and postage	17,965	20,137	15,035	20,312
Custodian fee	68,398	69,493	39,632	44,280
Interest expense and fees	642,097	838,954	308,529	285,876
Transfer and dividend disbursing agent fees	69,248	76,115	43,371	39,780
Preferred shares remarketing agent fee	95,000	111,250	58,750	56,250
Miscellaneous	34,014	35,460	33,387	30,251
Total expenses	$1,969,417	$2,381,300	$1,139,493	$1,094,320
Deduct —
Reduction of custodian fee	$16,886	$16,849	$8,185	$6,061
Allocation of expenses to the investment adviser	2,923	5,846	2,505	3,758
Total expense reductions	$19,809	$22,695	$10,690	$9,819
Net expenses	$1,949,608	$2,358,605	$1,128,803	$1,084,501
Net investment income	$4,281,160	$5,325,083	$2,652,615	$2,581,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$2,292,410	$1,290,749	$1,029,135	$170,526
Financial futures contracts	336,106	146,143	123,934	60,974
Interest rate swap contracts	(383,158)	(451,697)	(144,990)	(310,973)
Net realized gain (loss)	$2,245,358	$985,195	$1,008,079	$(79,473)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(7,661,239)	$(7,541,850)	$(3,289,253)	$(2,249,346)
Financial futures contracts	28,847	49,717	9,523	20,281
Interest rate swap contracts	(482,285)	(438,003)	(117,563)	517,178
Net change in unrealized appreciation (depreciation)	$(8,114,677)	$(7,930,136)	$(3,397,293)	$(1,711,887)
Net realized and unrealized loss	$(5,869,319)	$(6,944,941)	$(2,389,214)	$(1,791,360)
Distributions to preferred shareholders From net investment income	$(1,262,219)	$(1,544,549)	$(839,516)	$(813,684)
Net decrease in net assets from operations	$(2,850,378)	$(3,164,407)	$(576,115)	$(23,297)

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended November 30, 2007

Increase (Decrease) in Net Assets	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
From operations —
Net investment income	$6,721,579	$4,018,334	$2,481,917	$1,932,321
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	1,212,305	806,170	1,482,005	612,556
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(10,493,249)	(5,256,087)	(5,028,194)	(2,484,463)
Distributions to preferred shareholders — From net investment income	(2,014,092)	(1,305,923)	(734,875)	(625,544)
Net decrease in net assets from operations	$(4,573,457)	$(1,737,506)	$(1,799,147)	$(565,130)
Distributions to common shareholders — From net investment income	$(4,825,005)	$(2,757,391)	$(1,734,298)	$(1,367,125)
Total distributions to common shareholders	$(4,825,005)	$(2,757,391)	$(1,734,298)	$(1,367,125)
Net decrease in net assets	$(9,398,462)	$(4,494,897)	$(3,533,445)	$(1,932,255)
Net Assets Applicable to Common Shares
At beginning of year	$117,965,702	$67,251,912	$43,874,888	$32,642,600
At end of year	$108,567,240	$62,757,015	$40,341,443	$30,710,345
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$470,128	$221,395	$258,921	$119,435

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended November 30, 2007

Increase (Decrease) in Net Assets	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
From operations —
Net investment income	$4,281,160	$5,325,083	$2,652,615	$2,581,747
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	2,245,358	985,195	1,008,079	(79,473)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(8,114,677)	(7,930,136)	(3,397,293)	(1,711,887)
Distributions to preferred shareholders — From net investment income	(1,262,219)	(1,544,549)	(839,516)	(813,684)
Net decrease in net assets from operations	$(2,850,378)	$(3,164,407)	$(576,115)	$(23,297)
Distributions to common shareholders — From net investment income	$(2,994,385)	$(3,873,823)	$(1,856,075)	$(1,793,216)
Total distributions to common shareholders	$(2,994,385)	$(3,873,823)	$(1,856,075)	$(1,793,216)
Net decrease in net assets	$(5,844,763)	$(7,038,230)	$(2,432,190)	$(1,816,513)
Net Assets Applicable to Common Shares
At beginning of year	$74,845,586	$88,969,727	$44,385,464	$41,998,450
At end of year	$69,000,823	$81,931,497	$41,953,274	$40,181,937
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$369,307	$391,474	$191,149	$154,809

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended November 30, 2006

Increase (Decrease) in Net Assets	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
From operations —
Net investment income	$6,910,281	$4,128,613	$2,526,842	$2,010,222
Net realized gain from investment transactions and financial futures contracts	2,330,426	1,282,448	387,278	877,759
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	5,001,113	1,588,622	2,113,346	423,888
Distributions to preferred shareholders — From net investment income	(1,714,344)	(1,151,096)	(659,654)	(541,318)
Net increase in net assets from operations	$12,527,476	$5,848,587	$4,367,812	$2,770,551
Distributions to common shareholders — From net investment income	$(5,321,698)	$(3,097,975)	$(1,937,120)	$(1,485,284)
Total distributions to common shareholders	$(5,321,698)	$(3,097,975)	$(1,937,120)	$(1,485,284)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$—	$48,702	$—
Net increase in net assets from capital share transactions	$—	$—	$48,702	$—
Net increase in net assets	$7,205,778	$2,750,612	$2,479,394	$1,285,267
Net Assets Applicable to Common Shares
At beginning of year	$110,759,924	$64,501,300	$41,395,494	$31,357,333
At end of year	$117,965,702	$67,251,912	$43,874,888	$32,642,600
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$658,568	$280,602	$235,564	$169,957

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended November 30, 2006

Increase (Decrease) in Net Assets	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
From operations —
Net investment income	$4,401,682	$5,306,069	$2,710,338	$2,661,873
Net realized gain from investment transactions and financial futures contracts	1,466,210	(330,711)	466,481	953,353
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	4,085,557	5,328,579	1,780,461	836,762
Distributions to preferred shareholders — From net investment income	(1,168,488)	(1,327,665)	(746,150)	(741,184)
Net increase in net assets from operations	$8,784,961	$8,976,272	$4,211,130	$3,710,804
Distributions to common shareholders — From net investment income	$(3,349,864)	$(4,200,833)	$(2,018,766)	$(1,983,473)
Total distributions to common shareholders	$(3,349,864)	$(4,200,833)	$(2,018,766)	$(1,983,473)
Capital share transactions — Reinvestment of distributions to common shareholders	$35,506	$—	$—	$37,735
Net increase in net assets from capital share transactions	$35,506	$—	$—	$37,735
Net increase in net assets	$5,470,603	$4,775,439	$2,192,364	$1,765,066
Net Assets Applicable to Common Shares
At beginning of year	$69,374,983	$84,194,288	$42,193,100	$40,233,384
At end of year	$74,845,586	$88,969,727	$44,385,464	$41,998,450
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$358,330	$491,116	$212,592	$196,012

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Cash Flows

For the Year Ended November 30, 2007

	Florida Trust	New Jersey Trust	New York Trust
Cash flows from operating activities
Net decrease in net assets from operations	$(1,737,506)	$(2,850,378)	$(3,164,407)
Distributions to preferred shareholders	1,305,923	1,262,219	1,544,549
Net increase (decrease) in net assets from operations excluding distributions to preferred shareholders from net investment income	$(431,583)	$(1,588,159)	$(1,619,858)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(29,664,133)	(52,957,822)	(43,268,528)
Investments sold	29,139,258	59,475,513	47,202,547
Net amortization of premium (discount)	(319,282)	(525,571)	(382,619)
Decrease (increase) in interest receivable	(33,779)	(6,944)	235,739
Decrease in payable for investments purchased	(530,259)	—	—
Increase in receivable for investments sold	—	(5,000)	40,000
Increase in receivable for daily variation margin on open financial futures contracts	(15,625)	—	(45,000)
Increase in prepaid expenses	(3,471)	(3,472)	(3,811)
Decrease in payable for daily variation margin on open financial futures contracts	(64,549)	(78,857)	(110,557)
Increase in payable for open interest rate swap contracts	336,117	482,285	438,003
Decrease in payable to affiliate for investment advisory fee	(2,112)	(2,598)	(3,375)
Increase in payable to affiliate for Trustees' fee	155	155	156
Decrease in payable to affiliate for administration fee	(604)	(742)	(965)
Increase (decrease) in payable for when-issued securities	—	(687,008)	1,214,013
Increase in accrued expenses	11,166	2,219	7,778
Increase (decrease) in interest expense and fees payable	38,184	(30,060)	(60,089)
Net change in unrealized (appreciation) depreciation on investments	4,934,766	7,661,239	7,541,850
Net realized (gain) loss on investments	(919,141)	(2,292,410)	(1,290,749)
Net cash provided by operating activities	$2,475,108	$9,442,768	$9,894,535
Cash flows from financing activities
Cash distributions paid to common shareholders	$(2,757,391)	$(2,994,385)	$(3,873,823)
Distributions to preferred shareholders from net investment income	(1,301,103)	(1,276,167)	(1,539,362)
Decrease in due to custodian	(86,248)	(172,216)	—
Proceeds from secured borrowings	2,320,000	2,000,000	—
Repayment of secured borrowings	—	(7,000,000)	(4,530,000)
Net cash used in financing activities	$(1,824,742)	$(9,442,768)	$(9,943,185)
Net increase (decrease) in cash	$650,366	$—	$(48,650)
Cash at beginning of year	$—	$—	$514,750
Cash at end of year	$650,366	$—	$466,100

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Cash Flows

For the Year Ended November 30, 2007

	Ohio Trust	Pennsylvania Trust
Cash flows from operating activities
Net decrease in net assets from operations	$(576,115)	$(23,297)
Distributions to preferred shareholders	839,516	813,684
Net increase (decrease) in net assets from operations excluding distributions to preferred shareholders from net investment income	$263,401	$790,387
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(17,668,587)	(16,338,521)
Investments sold	20,723,538	18,291,945
Net amortization of premium (discount)	(194,634)	(184,283)
Decrease in interest receivable	87,144	91,095
Increase in payable for investments purchased	591,525	—
Decrease (increase) in receivable for investments sold	(75,000)	430,540
Increase in receivable for daily variation margin on open financial futures contracts	(6,806)	(15,625)
Increase in prepaid expenses	(3,473)	(6,859)
Decrease in payable for daily variation margin on open financial futures contracts	(40,515)	(3,002)
Decrease (increase) in payable for open interest rate swap contracts	117,563	(517,178)
Decrease in payable to affiliate for investment advisory fee	(1,273)	(901)
Increase in payable to affiliate for Trustees' fee	51	51
Decrease in payable to affiliate for administration fee	(364)	(257)
Increase in payable for when-issued securities	—	1,192,545
Increase in accrued expenses	1,972	8,295
Decrease in interest expense and fees payable	(23,903)	(42,244)
Net change in unrealized (appreciation) depreciation on investments	3,289,253	2,249,346
Net realized (gain) loss on investments	(1,029,135)	(170,526)
Net cash provided by operating activities	$6,030,757	$5,774,808
Cash flows from financing activities
Cash distributions paid to common shareholders	$(1,856,075)	$(1,793,216)
Distributions to preferred shareholders from net investment income	(835,842)	(809,767)
Decrease in due to custodian	(17,759)	(296,147)
Proceeds from secured borrowings	830,000	2,870,000
Repayment of secured borrowings	(3,500,000)	(4,620,000)
Net cash used in financing activities	$(5,379,676)	$(4,649,130)
Net increase (decrease) in cash	$651,081	$1,125,678
Cash at beginning of year	$—	$—
Cash at end of year	$651,081	$1,125,678

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	California Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$16.430	$15.420	$15.070	$15.320	$14.590
Income (loss) from operations
Net investment income	$0.936	$0.962	$1.013	$1.079	$1.079
Net realized and unrealized gain (loss)	(1.294)	1.028	0.383	(0.227)	0.682
Distributions to preferred shareholders From net investment income	(0.280)	(0.239)	(0.154)	(0.079)	(0.068)
Total income (loss) from operations	$(0.638)	$1.751	$1.242	$0.773	$1.693
Less distributions to common shareholders
From net investment income	$(0.672)	$(0.741)	$(0.892)	$(1.023)	$(0.963)
Total distributions to common shareholders	$(0.672)	$(0.741)	$(0.892)	$(1.023)	$(0.963)
Net asset value — End of year (Common shares)	$15.120	$16.430	$15.420	$15.070	$15.320
Market value — End of year (Common shares)	$13.160	$15.050	$13.650	$15.160	$14.950
Total Investment Return on Net Asset Value(2)	(3.65)%	12.10%	8.72%	5.35%	12.31%
Total Investment Return on Market Value(2)	(8.44)%	15.99%	(4.34)%	8.60%	17.06%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	California Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$108,567		$117,966	$110,760	$108,193	$109,991
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.78	%(4)	1.79%	1.78%	1.78%	1.78%
Interest and fee expense(5)	0.34%		0.49%	0.33%	0.20%	0.23%
Total expenses before custodian fee reduction	2.12	%(4)	2.28%	2.11%	1.98%	2.01%
Expenses after custodian fee reduction excluding interest and fees	1.76	%(4)	1.77%	1.76%	1.77%	1.78%
Net investment income	5.94%		6.12%	6.52%	7.10%	7.17%
Portfolio Turnover	40%		26%	31%	17%	9%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.17	%(4)	1.18%	1.16%	1.15%	1.15%
Interest and fee expense(5)	0.22%		0.32%	0.22%	0.13%	0.15%
Total expenses before custodian fee reduction	1.39	%(4)	1.50%	1.38%	1.28%	1.30%
Expenses after custodian fee reduction excluding interest and fees	1.16	%(4)	1.16%	1.15%	1.15%	1.15%
Net investment income	3.90%		4.03%	4.26%	4.61%	4.64%
Senior Securities:
Total preferred shares outstanding	2,360		2,360	2,360	2,360	2,360
Asset coverage per preferred share(6)	$71,003		$74,997	$71,942	$70,849	$71,608
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Florida Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.800	$15.150	$15.040	$15.530	$14.730
Income (loss) from operations
Net investment income	$0.944	$0.970	$1.013	$1.082	$1.096
Net realized and unrealized gain (loss)	(1.049)	0.678	0.179	(0.450)	0.775
Distributions to preferred shareholders From net investment income	(0.307)	(0.270)	(0.177)	(0.087)	(0.076)
Total income (loss) from operations	$(0.412)	$1.378	$1.015	$0.545	$1.795
Less distributions to common shareholders
From net investment income	$(0.648)	$(0.728)	$(0.905)	$(1.035)	$(0.995)
Total distributions to common shareholders	$(0.648)	$(0.728)	$(0.905)	$(1.035)	$(0.995)
Net asset value — End of year (Common shares)	$14.740	$15.800	$15.150	$15.040	$15.530
Market value — End of year (Common shares)	$12.720	$14.180	$14.180	$15.250	$15.455
Total Investment Return on Net Asset Value(2)	(2.26)%	9.84%	6.98%	3.80%	12.65%
Total Investment Return on Market Value(2)	(6.02)%	5.32%	(1.25)%	5.76%	14.67%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Florida Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$62,757		$67,252	$64,501	$63,911	$65,902
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.87	%(4)	1.87%	1.86%	1.84%	1.83%
Interest and fee expense(5)	0.75%		0.54%	0.42%	0.50%	0.58%
Total expenses before custodian fee reduction	2.62	%(4)	2.41%	2.28%	2.34%	2.41%
Expenses after custodian fee reduction excluding interest and fees	1.86	%(4)	1.86%	1.85%	1.83%	1.82%
Net investment income	6.16%		6.33%	6.65%	7.09%	7.20%
Portfolio Turnover	26%		33%	15%	4%	15%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.21	%(4)	1.21%	1.20%	1.18%	1.18%
Interest and fee expense(5)	0.48%		0.35%	0.27%	0.32%	0.37%
Total expenses before custodian fee reduction	1.69	%(4)	1.56%	1.47%	1.50%	1.55%
Expenses after custodian fee reduction excluding interest and fees	1.20	%(4)	1.20%	1.19%	1.18%	1.18%
Net investment income	3.99%		4.10%	4.30%	4.58%	4.64%
Senior Securities:
Total preferred shares outstanding	1,420		1,420	1,420	1,420	1,420
Asset coverage per preferred share(6)	$69,201		$72,363	$70,423	$70,011	$71,412
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Massachusetts Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$16.170	$15.270	$15.090	$15.380	$14.350
Income (loss) from operations
Net investment income	$0.914	$0.931	$0.973	$1.054	$1.091
Net realized and unrealized gain (loss)	(1.314)	0.926	0.234	(0.251)	0.982
Distributions to preferred shareholders From net investment income	(0.271)	(0.243)	(0.145)	(0.070)	(0.070)
Total income (loss) from operations	$(0.671)	$1.614	$1.062	$0.733	$2.003
Less distributions to common shareholders
From net investment income	$(0.639)	$(0.714)	$(0.882)	$(1.023)	$(0.973)
Total distributions to common shareholders	$(0.639)	$(0.714)	$(0.882)	$(1.023)	$(0.973)
Net asset value — End of year (Common shares)	$14.860	$16.170	$15.270	$15.090	$15.380
Market value — End of year (Common shares)	$13.050	$14.920	$14.800	$16.810	$15.400
Total Investment Return on Net Asset Value(2)	(3.94)%	11.05%	7.02%	4.90%	14.33%
Total Investment Return on Market Value(2)	(8.57)%	5.72%	(6.89)%	16.71%	5.91%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Massachusetts Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$40,341		$43,875	$41,395	$40,662	$41,035
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.91	%(4)	1.88%	1.88%	1.87%	1.86%
Interest and fee expense(5)	0.61%		0.77%	0.52%	0.30%	0.34%
Total expenses before custodian fee reduction	2.52	%(4)	2.65%	2.40%	2.17%	2.20%
Expenses after custodian fee reduction excluding interest and fees	1.89	%(4)	1.87%	1.87%	1.86%	1.86%
Net investment income	5.90%		6.01%	6.29%	6.97%	7.27%
Portfolio Turnover	42%		22%	13%	39%	26%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.26	%(4)	1.24%	1.24%	1.22%	1.21%
Interest and fee expense(5)	0.40%		0.51%	0.34%	0.19%	0.22%
Total expenses before custodian fee reduction	1.66	%(4)	1.75%	1.58%	1.41%	1.43%
Expenses after custodian fee reduction excluding interest and fees	1.25	%(4)	1.24%	1.24%	1.22%	1.21%
Net investment income	3.91%		3.98%	4.15%	4.55%	4.72%
Senior Securities:
Total preferred shares outstanding	860		860	860	860	860
Asset coverage per preferred share(6)	$71,920		$76,024	$73,138	$72,281	$72,719
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Michigan Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.420	$14.820	$14.860	$15.240	$14.400
Income (loss) from operations
Net investment income	$0.913	$0.950	$0.995	$1.072	$1.092
Net realized and unrealized gain (loss)	(0.881)	0.608	0.010	(0.334)	0.802
Distributions to preferred shareholders From net investment income	(0.296)	(0.256)	(0.172)	(0.086)	(0.072)
Total income (loss) from operations	$(0.264)	$1.302	$0.833	$0.652	$1.822
Less distributions to common shareholders
From net investment income	$(0.646)	$(0.702)	$(0.873)	$(1.032)	$(0.982)
Total distributions to common shareholders	$(0.646)	$(0.702)	$(0.873)	$(1.032)	$(0.982)
Net asset value — End of year (Common shares)	$14.510	$15.420	$14.820	$14.860	$15.240
Market value — End of year (Common shares)	$12.430	$14.110	$13.500	$16.600	$15.635
Total Investment Return on Net Asset Value(2)	(1.37)%	9.38%	5.62%	4.36%	13.07%
Total Investment Return on Market Value(2)	(7.66)%	9.88%	(13.87)%	13.63%	19.82%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Michigan Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$30,710		$32,643	$31,357	$31,363	$31,963
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.03	%(4)	1.97%	2.00%	1.96%	1.97%
Interest and fee expense(5)	0.32%		0.46%	0.40%	0.42%	0.43%
Total expenses before custodian fee reduction	2.35	%(4)	2.43%	2.40%	2.38%	2.40%
Expenses after custodian fee reduction excluding interest and fees	2.01	%(4)	1.96%	1.99%	1.96%	1.97%
Net investment income	6.12%		6.35%	6.60%	7.16%	7.31%
Portfolio Turnover	22%		22%	14%	5%	8%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.31	%(4)	1.27%	1.29%	1.26%	1.26%
Interest and fee expense(5)	0.21	%(4)	0.29%	0.26%	0.27%	0.27%
Total expenses before custodian fee reduction	1.52%		1.56%	1.55%	1.53%	1.53%
Expenses after custodian fee reduction excluding interest and fees	1.29	%(4)	1.26%	1.28%	1.26%	1.26%
Net investment income	3.94%		4.09%	4.26%	4.60%	4.69%
Senior Securities:
Total preferred shares outstanding	700		700	700	700	700
Asset coverage per preferred share(6)	$68,878		$71,635	$69,796	$69,810	$70,664
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New Jersey Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$16.200	$15.020	$14.810	$15.190	$14.060
Income (loss) from operations
Net investment income	$0.926	$0.953	$1.014	$1.082	$1.120
Net realized and unrealized gain (loss)	(1.275)	1.205	0.238	(0.313)	1.099
Distributions to preferred shareholders From net investment income	(0.273)	(0.253)	(0.169)	(0.081)	(0.071)
Total income (loss) from operations	$(0.622)	$1.905	$1.083	$0.688	$2.148
Less distributions to common shareholders
From net investment income	$(0.648)	$(0.725)	$(0.873)	$(1.068)	$(1.018)
Total distributions to common shareholders	$(0.648)	$(0.725)	$(0.873)	$(1.068)	$(1.018)
Net asset value — End of year (Common shares)	$14.930	$16.200	$15.020	$14.810	$15.190
Market value — End of year (Common shares)	$12.790	$15.080	$14.030	$15.540	$15.415
Total Investment Return on Net Asset Value(2)	(3.59)%	13.28%	7.59%	4.76%	15.81%
Total Investment Return on Market Value(2)	(11.28)%	12.89%	(4.22)%	8.31%	14.75%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New Jersey Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$69,001		$74,846	$69,375	$68,298	$69,500
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.84	%(4)	1.85%	1.86%	1.85%	1.84%
Interest and fee expense(5)	0.89%		0.93%	0.58%	0.50%	0.43%
Total expenses before custodian fee reduction	2.73	%(4)	2.78%	2.44%	2.35%	2.27%
Expenses after custodian fee reduction excluding interest and fees	1.81	%(4)	1.83%	1.84%	1.84%	1.84%
Net investment income	5.94%		6.20%	6.66%	7.28%	7.64%
Portfolio Turnover	42%		23%	46%	52%	28%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.21	%(4)	1.20%	1.21%	1.19%	1.18%
Interest and fee expense(5)	0.58%		0.61%	0.38%	0.32%	0.27%
Total expenses before custodian fee reduction	1.79	%(4)	1.81%	1.59%	1.51%	1.45%
Expenses after custodian fee reduction excluding interest and fees	1.19	%(4)	1.19%	1.19%	1.18%	1.18%
Net investment income	3.89%		4.04%	4.33%	4.68%	4.87%
Senior Securities:
Total preferred shares outstanding	1,520		1,520	1,520	1,520	1,520
Asset coverage per preferred share(6)	$70,395		$74,250	$70,651	$69,935	$70,724
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New York Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$16.550	$15.660	$15.490	$15.810	$14.860
Income (loss) from operations
Net investment income	$0.991	$0.987	$1.070	$1.126	$1.108
Net realized and unrealized gain (loss)	(1.293)	0.932	0.243	(0.332)	0.936
Distributions to preferred shareholders From net investment income	(0.287)	(0.247)	(0.163)	(0.074)	(0.068)
Total income (loss) from operations	$(0.589)	$1.672	$1.150	$0.720	$1.976
Less distributions to common shareholders
From net investment income	$(0.721)	$(0.782)	$(0.980)	$(1.040)	$(1.026)
Total distributions to common shareholders	$(0.721)	$(0.782)	$(0.980)	$(1.040)	$(1.026)
Net asset value — End of year (Common shares)	$15.240	$16.550	$15.660	$15.490	$15.810
Market value — End of year (Common shares)	$14.100	$15.700	$14.990	$15.370	$15.460
Total Investment Return on Net Asset Value(2)	(3.42)%	11.28%	7.61%	4.91%	13.94%
Total Investment Return on Market Value(2)	(5.81)%	10.28%	3.81%	6.46%	18.34%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New York Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$81,931		$88,970	$84,194	$83,044	$84,744
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.80	%(4)	1.82%	1.81%	1.78%	1.77%
Interest and fee expense(5)	0.98%		1.03%	0.57%	0.32%	0.40%
Total expenses before custodian fee reduction	2.78	%(4)	2.85%	2.38%	2.10%	2.17%
Expenses after custodian fee reduction excluding interest and fees	1.78	%(4)	1.80%	1.80%	1.78%	1.77%
Net investment income	6.23%		6.22%	6.72%	7.23%	7.21%
Portfolio Turnover	29%		27%	40%	31%	19%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.18	%(4)	1.19%	1.19%	1.16%	1.15%
Interest and fee expense(5)	0.65%		0.68%	0.37%	0.21%	0.26%
Total expenses before custodian fee reduction	1.83	%(4)	1.87%	1.56%	1.37%	1.41%
Expenses after custodian fee reduction excluding interest and fees	1.17	%(4)	1.19%	1.19%	1.16%	1.15%
Net investment income	4.10%		4.09%	4.42%	4.71%	4.68%
Senior Securities:
Total preferred shares outstanding	1,780		1,780	1,780	1,780	1,780
Asset coverage per preferred share(6)	$71,032		$74,983	$72,311	$71,659	$72,603
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Ohio Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.690	$14.910	$15.040	$15.070	$14.150
Income (loss) from operations
Net investment income	$0.938	$0.958	$1.003	$1.081	$1.083
Net realized and unrealized gain (loss)	(0.845)	0.800	(0.055)	(0.011)	0.913
Distributions to preferred shareholders From net investment income	(0.297)	(0.264)	(0.175)	(0.091)	(0.077)
Total income (loss) from operations	$(0.204)	$1.494	$0.773	$0.979	$1.919
Less distributions to common shareholders
From net investment income	$(0.656)	$(0.714)	$(0.903)	$(1.009)	$(0.999)
Total distributions to common shareholders	$(0.656)	$(0.714)	$(0.903)	$(1.009)	$(0.999)
Net asset value — End of year (Common shares)	$14.830	$15.690	$14.910	$15.040	$15.070
Market value — End of year (Common shares)	$12.850	$14.610	$14.170	$16.750	$15.715
Total Investment Return on Net Asset Value(2)	(1.06)%	10.50%	5.10%	6.71%	13.92%
Total Investment Return on Market Value(2)	(7.93)%	8.27%	(10.31)%	13.96%	14.12%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Ohio Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$41,953		$44,385	$42,193	$42,444	$42,304
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.93	%(4)	1.92%	1.91%	1.91%	1.90%
Interest and fee expense(5)	0.72%		0.74%	0.54%	0.29%	0.29%
Total expenses before custodian fee reduction	2.65	%(4)	2.66%	2.45%	2.20%	2.19%
Expenses after custodian fee reduction excluding interest and fees	1.91	%(4)	1.92%	1.90%	1.90%	1.88%
Net investment income	6.17%		6.31%	6.57%	7.23%	7.37%
Portfolio Turnover	24%		16%	13%	12%	23%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.25	%(4)	1.25%	1.24%	1.23%	1.21%
Interest and fee expense(5)	0.46%		0.48%	0.35%	0.19%	0.19%
Total expenses before custodian fee reduction	1.71	%(4)	1.73%	1.59%	1.42%	1.40%
Expenses after custodian fee reduction excluding interest and fees	1.23	%(4)	1.24%	1.23%	1.22%	1.20%
Net investment income	3.99%		4.08%	4.25%	4.64%	4.69%
Senior Securities:
Total preferred shares outstanding	940		940	940	940	940
Asset coverage per preferred share(6)	$69,640		$72,223	$69,888	$70,153	$70,007
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Pennsylvania Trust
	Year Ended November 30,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year (Common shares)	$15.510	$14.870	$14.890	$15.210	$14.260
Income (loss) from operations
Net investment income	$0.953	$0.983	$1.008	$1.076	$1.089
Net realized and unrealized gain (loss)	(0.661)	0.664	0.103	(0.301)	0.884
Distributions to preferred shareholders From net investment income	(0.300)	(0.274)	(0.181)	(0.092)	(0.080)
Total income (loss) from operations	$(0.008)	$1.373	$0.930	$0.683	$1.893
Less distributions to common shareholders
From net investment income	$(0.662)	$(0.733)	$(0.950)	$(1.003)	$(0.943)
Total distributions to common shareholders	$(0.662)	$(0.733)	$(0.950)	$(1.003)	$(0.943)
Net asset value — End of year (Common shares)	$14.840	$15.510	$14.870	$14.890	$15.210
Market value — End of year (Common shares)	$12.790	$14.560	$14.660	$15.540	$15.980
Total Investment Return on Net Asset Value(2)	0.27%	9.68%	6.27%	4.77%	13.73%
Total Investment Return on Market Value(2)	(7.95)%	4.44%	0.39%	4.07%	22.05%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Pennsylvania Trust
	Year Ended November 30,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$40,182		$41,998	$40,233	$40,023	$40,670
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.95	%(4)	1.94%	1.97%	1.91%	1.92%
Interest and fee expense(5)	0.70%		0.93%	0.44%	0.24%	0.19%
Total expenses before custodian fee reduction	2.65	%(4)	2.87%	2.41%	2.15%	2.11%
Expenses after custodian fee reduction excluding interest and fees	1.94	%(4)	1.93%	1.95%	1.91%	1.92%
Net investment income	6.28%		6.53%	6.69%	7.18%	7.35%
Portfolio Turnover	23%		18%	28%	8%	6%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.27	%(4)	1.25%	1.27%	1.23%	1.23%
Interest and fee expense(5)	0.45%		0.60%	0.28%	0.15%	0.12%
Total expenses before custodian fee reduction	1.72	%(4)	1.85%	1.55%	1.38%	1.35%
Expenses after custodian fee reduction excluding interest and fees	1.26	%(4)	1.24%	1.26%	1.22%	1.23%
Net investment income	4.06%		4.21%	4.30%	4.61%	4.69%
Senior Securities:
Total preferred shares outstanding	900		900	900	900	900
Asset coverage per preferred share(6)	$69,658		$71,672	$69,708	$69,471	$70,193
Involuntary liquidation preference per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Per share net investment income was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  The investment adviser was allocated a portion of the Trust's operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(7)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance California Municipal Income Trust (California Trust), Eaton Vance Florida Municipal Income Trust (Florida Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), Eaton Vance New York Municipal Income Trust (New York Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust) and Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust), (each individually referred to as the Trust, and collectively, the Trusts), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Trust seeks to provide current income exempt from regular federal income taxes and taxes in its specified state, as applicable.

The following is a summary of significant accounting policies of the Trusts. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2007, the following Trusts, for federal income tax purposes, had capital loss carryforwards which will reduce each Trust's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trusts of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Trust	Amount	Expiration Date
California	$2,239,451	November 30, 2008

	995,999	November 30, 2012

Florida	936,795	November 30, 2008

	160,909	November 30, 2009

	1,495,013	November 30, 2012

	114,338	November 30, 2013

Massachusetts	594,169	November 30, 2008

	39,627	November 30, 2009

	343,176	November 30, 2010

Michigan	337,655	November 30, 2008

	165,469	November 30, 2009

	475,985	November 30, 2010

	443,883	November 30, 2011

	697,198	November 30, 2012

	224,050	November 30, 2013

New Jersey	1,990,715	November 30, 2008

	262,308	November 30, 2009

	177,350	November 30, 2011

New York	1,621,946	November 30, 2008

	70,059	November 30, 2009

Ohio	625,515	November 30, 2008

	850,745	November 30, 2009

	764,355	November 30, 2012

	588,403	November 30, 2013

Pennsylvania	807,118	November 30, 2008

	844,973	November 30, 2009

	41,331	November 30, 2010

	502,868	November 30, 2012

	389,289	November 30, 2013

During the year ended November 30, 2007, capital loss carryforwards of $1,313,851, $935,908, $1,499,708, $625,488, $2,220,908, $1,041,781, $1,209,159 and $123,551 were utilized to offset net realized gains by

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trusts. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Trust maintains with SSBT. All credit balances, if any, used to reduce each Trust's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Trust, and shareholders are indemnified against personal liability for the obligations of each Trust. Additionally, in the normal course of business, each Trust enters into agreements with service providers that may contain indemnification clauses. Each Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trusts may invest in inverse floating rate securities, whereby a Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Trusts may enter into shortfall and forbearance agreements with the broker by which a Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Trusts account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trusts' liability with respect to Floating Rate Notes is recorded as incurred. At November 30, 2007, the amounts of the Trusts' Floating Rate Notes and related interest rates and collateral were as follows:

Trust	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
California	$7,575,000	3.64% – 3.68%	$12,338,266
Florida	12,090,000	3.59% – 3.78%	19,079,116
Massachusetts	3,043,333	3.54% – 3.82%	4,764,240
Michigan	1,925,000	3.59% – 3.68%	2,726,237
New Jersey	12,150,000	3.64% – 3.98%	20,942,876
New York	19,150,000	3.59% – 3.82%	31,508,744
Ohio	6,330,000	3.59% – 3.71%	11,044,846
Pennsylvania	6,335,780	3.59% – 3.71%	9,749,744

The Trusts' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Trusts'

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investment policies do not allow the Trusts to borrow money for purposes of making investments. Management believes that the Trusts' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Trusts to which the policies apply. Inverse Floaters held by the Trusts are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Trusts may enter into financial futures contracts. The Trusts' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Trust is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Trust bears the risk if the counterparties do not perform under the contracts' terms.

J  Interest Rate Swaps — A Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Trust makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Trust is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Trusts may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trusts maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Trust is the amount included in the Trust's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

Each Trust issued Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of each respective Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set.

The number of APS issued and outstanding as of November 30, 2007 was as follows:

Trust	APS Issued and Outstanding
California	2,360
Florida	1,420
Massachusetts	860
Michigan	700
New Jersey	1,520
New York	1,780
Ohio	940
Pennsylvania	900

The APS are redeemable at the option of each Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if a Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trusts' By-Laws and the 1940 Act. Each Trust pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3  Distributions to Shareholders

Each Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trusts intend to distribute all or substantially all of their net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at November 30, 2007, and the amount of dividends (including capital gains, if any) paid to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

Trust	APS Dividend Rates at November 30, 2007	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
California	4.15%	$2,014,092	3.41%	2.88% – 4.15%
Florida	4.25%	1,305,923	3.68%	3.45% – 4.25%
Massachusetts	4.25%	734,875	3.42%	1.90% – 4.25%
Michigan	4.20%	625,544	3.57%	3.20% – 5.00%
New Jersey	4.10%	1,262,219	3.32%	2.50% – 4.10%
New York	4.25%	1,544,549	3.47%	2.39% – 4.25%
Ohio	4.20%	839,516	3.57%	3.20% – 4.20%
Pennsylvania	4.25%	813,684	3.62%	3.00% – 4.25%

The Trusts distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended November 30, 2007 and November 30, 2006 was as follows:

Year Ended November 30, 2007	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Distributions declared from:
Tax-exempt income	$6,839,097	$4,063,314	$2,460,878	$1,979,161
Ordinary income	$—	$—	$8,295	$13,508
Year Ended November 30, 2007	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Distributions declared from:
Tax-exempt income	$4,256,604	$5,417,963	$2,683,661	$2,606,900
Ordinary income	$—	$409	$11,930	$—
Year Ended November 30, 2006	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Distributions declared from:
Tax-exempt income	$7,036,042	$4,238,803	$2,596,774	$2,024,327
Ordinary income	$—	$10,268	$—	$2,275
Year Ended November 30, 2006	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Distributions declared from:
Tax-exempt income	$4,518,352	$5,528,109	$2,764,739	$2,721,593
Ordinary income	$—	$389	$177	$3,064

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended November 30, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and expired capital loss carryforwards:

	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Increase (decrease):
Paid-in capital	$(11,946)	$—	$—	$—
Accumulated net realized gain (loss)	$82,868	$14,227	$(10,613)	$(9,826)
Accumulated undistributed net investment income	$(70,922)	$(14,227)	$10,613	$9,826
	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Increase (decrease):
Paid-in capital	$—	$—	$—	$(446,327)
Accumulated net realized gain (loss)	$13,579	$6,353	$(21,533)	$462,377
Accumulated undistributed net investment income	$(13,579)	$(6,353)	$21,533	$(16,050)

These reclassifications had no effect on the net assets or net asset value per share of the Trusts.

As of November 30, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California Trust	Florida Trust	Massachusetts Trust	Michigan Trust
Undistributed income	$470,128	$229,667	$268,938	$123,465
Capital loss carryforward	$(3,235,450)	$(2,707,055)	$(976,972)	$(2,344,240)
Unrealized appreciation (depreciation)	$4,809,905	$1,945,562	$835,813	$1,463,027
Other temporary differences	$—	$(8,272)	$(10,017)	$(4,030)

	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust
Undistributed income	$369,307	$396,661	$199,264	$165,291
Capital loss carryforward	$(2,430,373)	$(1,692,005)	$(2,829,018)	$(2,585,579)
Unrealized appreciation (depreciation)	$2,417,452	$3,394,667	$2,528,509	$2,783,118
Other temporary differences	$—	$(5,187)	$(8,115)	$(10,482)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, dividends payable and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Trust. The fee is computed at an annual rate of 0.70% of each Trust's average weekly gross assets and is payable monthly. Average weekly gross assets as referred to herein exclude assets deemed held pursuant to FAS 140 (see Note 1H). The administration fee is earned by EVM for administering the business affairs of each Trust and is computed at an annual rate of 0.20% of each Trust's average weekly gross assets. In addition, pursuant to a voluntary expense reimbursement, EVM was allocated certain operating expenses of the Trusts. For the year ended November 30, 2007, the investment adviser fee, administration fee and expenses allocated to EVM were as follows:

Trust	Investment Adviser Fee	Administration Fee	Expenses Allocated to EVM
California	$1,205,401	$344,400	$4,176
Florida	705,323	201,521	2,505
Massachusetts	444,954	127,130	2,505
Michigan	343,465	98,133	2,088
New Jersey	770,702	220,200	2,923
New York	909,875	259,964	5,846
Ohio	465,356	132,959	2,505
Pennsylvania	445,271	127,221	3,758

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Trusts who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trusts out of the investment adviser fee. Trustees of the Trusts who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended November 30, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Trusts are officers of EVM.

Pursuant to FAS 140, an Inverse Floater sold by the Florida Trust to an affiliated fund was deemed to be held by the Florida Trust at November 30, 2007. Interest income of $35,674 paid by the SPV to the affiliated fund for the year ended November 30, 2007 was deemed paid by the Florida Trust and is included in interest expense.

5  Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended November 30, 2007 were as follows:

Trust	Purchases	Sales
California	$72,818,516	$81,498,827
Florida	29,664,133	29,139,258
Massachusetts	29,189,261	38,447,442
Michigan	11,132,995	13,586,638
New Jersey	52,957,822	59,475,513
New York	43,268,528	47,202,547
Ohio	17,668,587	20,723,538
Pennsylvania	16,338,521	18,291,945

6  Common Shares of Beneficial Interest

For the year ended November 30, 2007, there were no transactions in common shares by the Trusts. For the year ended November 30, 2006, the Massachusetts Trust, New Jersey Trust and Pennsylvania Trust issued 3,132, 2,349 and 2,527 common shares, respectively, pursuant to the Trust's dividend reinvestment plan, and there were no transactions in common shares by the other Trusts.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation of investments of each Trust at November 30, 2007, as determined on a federal income tax basis, were as follows:

California Trust
Aggregate cost	$161,367,994
Gross unrealized appreciation	$7,295,276
Gross unrealized depreciation	(1,749,547)
Net unrealized appreciation	$5,545,729

Florida Trust
Aggregate cost	$94,872,440
Gross unrealized appreciation	$3,833,342
Gross unrealized depreciation	(1,459,204)
Net unrealized appreciation	$2,374,138
Massachusetts Trust
Aggregate cost	$59,441,053
Gross unrealized appreciation	$2,191,412
Gross unrealized depreciation	(1,024,210)
Net unrealized appreciation	$1,167,202
Michigan Trust
Aggregate cost	$45,854,840
Gross unrealized appreciation	$2,095,245
Gross unrealized depreciation	(581,427)
Net unrealized appreciation	$1,513,818
New Jersey Trust
Aggregate cost	$103,667,679
Gross unrealized appreciation	$4,565,214
Gross unrealized depreciation	(1,563,953)
Net unrealized appreciation	$3,001,261
New York Trust
Aggregate cost	$122,245,678
Gross unrealized appreciation	$4,282,302
Gross unrealized depreciation	(329,980)
Net unrealized appreciation	$3,952,322
Ohio Trust
Aggregate cost	$61,905,538
Gross unrealized appreciation	$3,146,135
Gross unrealized depreciation	(438,425)
Net unrealized appreciation	$2,707,710
Pennsylvania Trust
Aggregate cost	$59,518,784
Gross unrealized appreciation	$3,360,030
Gross unrealized depreciation	(497,002)
Net unrealized appreciation	$2,863,028

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Trusts to make properly authorized payments. When such payments result in an overdraft, the Trusts are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Trust's assets to the extent of any overdraft. At November 30, 2007, the New Jersey Trust had a payment due to SSBT pursuant to the foregoing arrangement of $667,305.

9  Financial Instruments

The Trusts may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at November 30, 2007 is as follows:

Futures Contracts

Trust	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
California	3/08	71 U.S. Treasury Bond	Short	$(8,305,088)	$(8,320,313)	$(15,225)
Florida	3/08	25 U.S. Treasury Bond	Short	$(2,924,327)	$(2,929,688)	$(5,361)
New York	3/08	72 U.S. Treasury Bond	Short	$(8,471,560)	$(8,437,500)	$34,060
Ohio	3/08	8 U.S. Treasury Bond	Short	$(941,285)	$(937,500)	$3,785
Pennsylvania	3/08	25 U.S. Treasury Bond	Short	$(2,946,967)	$(2,929,688)	$17,279

Interest Rate Swaps

California Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$4,250,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(26,280)
Merrill Lynch Capital Services, Inc.	$6,825,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(518,506)
Morgan Stanley Capital Services, Inc.	$2,575,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(191,038)
					$(735,824)

Florida Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$2,475,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(15,304)
Merrill Lynch Capital Services, Inc.	$3,975,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(301,988)
Morgan Stanley Capital Services, Inc.	$1,500,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(111,284)
					$(428,576)

Massachusetts Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,800,000	4.003%	3-month USD-BMA Municipal Swap Index	July 24, 2008/ July 24, 2038	$(63,096)
Lehman Brothers, Inc.	$1,575,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(9,739)
Merrill Lynch Capital Services, Inc.	$2,500,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(189,929)
Morgan Stanley Capital Services, Inc.	$925,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(68,625)
					$(331,389)

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Michigan Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Merrill Lynch Capital Services, Inc.	$400,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(30,389)
Morgan Stanley Capital Services, Inc.	$275,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(20,402)
					$(50,791)

New Jersey Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$3,200,000	4.003%	3-month USD-BMA- Municipal Swap Index	July 24, 2008/ July 24, 2038	$(112,169)
Lehman Brothers, Inc.	$2,725,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(16,850)
Merrill Lynch Capital Services, Inc.	$4,375,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(332,376)
Morgan Stanley Capital Services, Inc.	$1,650,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(122,413)
					$(583,808)

New York Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$3,200,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(19,787)
Merrill Lynch Capital Services, Inc.	$5,200,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(395,052)
Morgan Stanley Capital Services Inc.	$1,925,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(142,816)
					$(557,655)

Ohio Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,625,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(10,048)
Merrill Lynch Capital Services, Inc	$1,250,000	5.426%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(94,964)
Morgan Stanley Capital Services, Inc.	$1,000,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(74,190)
					$(179,202)

Pennsylvania Trust

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,825,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(11,285)
Morgan Stanley Capital Services, Inc	$925,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(68,625)
					$(79,910)

The effective date represents the date on which the Trust and the counterparty to the interest rate swap contract begin interest payment accruals.

At November 30, 2007, the Trusts had sufficient cash and/or securities to cover commitments under these contracts.

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Municipal Income Trusts as of November 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

11  Subsequent Event

Effective January 1, 2008, the name of the Florida Trust was changed to Eaton Vance Florida Plus Municipal Income Trust. In connection with this change, the Florida Trust's investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities was eliminated.

Eaton Vance Municipal Income Trusts as of November 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance California Municipal Income Trust, Eaton Vance Florida Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Municipal Income Trust, Eaton Vance Florida Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust (individually, the "Trust," collectively, the "Trusts"), as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statements of cash flows of Eaton Vance Florida Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust and Eaton Vance Pennsylvania Municipal Income Trust for the year then ended. These financial statements and financial highlights are the responsibility of each Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance California Municipal Income Trust, Eaton Vance Florida Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and the cash flows of Eaton Vance Florida Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust and Eaton Vance Pennsylvania Municipal Income Trust for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 15, 2008

Eaton Vance Municipal Income Trusts as of November 30, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year-end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Trusts designate the following percentages of dividends from net investment income as an exempt-interest dividend.

Eaton Vance California Municipal Income Trust	100%
Eaton Vance Florida Municipal Income Trust	100%
Eaton Vance Massachusetts Municipal Income Trust	99.66%
Eaton Vance Michigan Municipal Income Trust	99.32%
Eaton Vance New Jersey Municipal Income Trust	100%
Eaton Vance New York Municipal Income Trust	99.99%
Eaton Vance Ohio Municipal Income Trust	99.56%
Eaton Vance Pennsylvania Municipal Income Trust	100%

Eaton Vance Municipal Income Trusts

DIVIDEND REINVESTMENT PLAN

Each Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the same Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Trust's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Municipal Income Trusts

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trusts
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
866-439-6787

Number of Employees

Each Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of November 30, 2007, our records indicate that there are 50, 34, 51, 24, 63, 46, 44 and 61 registered shareholders for California Municipal Income Trust, Florida Plus Municipal Income Trust, Massachusetts Municipal Income Trust, Michigan Municipal Income Trust, New Jersey Municipal Income Trust, New York Municipal Income Trust, Ohio Municipal Income Trust and Pennsylvania Municipal Income Trust, respectively, and approximately 2,898, 2,210, 1,337, 1,381, 2,454, 2,609, 1,637 and 1,604 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries for California Municipal Income Trust, Florida Plus Municipal Income Trust, Massachusetts Municipal Income Trust, Michigan Municipal Income Trust, New Jersey Municipal Income Trust, New York Municipal Income Trust, Ohio Municipal Income Trust and Pennsylvania Municipal Income Trust, respectively.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

California Municipal Income Trust  CEV

Florida Plus Municipal Income Trust  FEV

Massachusetts Municipal Income Trust  MMV

Michigan Municipal Income Trust  EMI

New Jersey Municipal Income Trust  EVJ

New York Municipal Income Trust  EVY

Ohio Municipal Income Trust  EVO

Pennsylvania Municipal Income Trust  EVP

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007,

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance California Municipal Income Trust

•  Eaton Vance Florida Municipal Income Trust

•  Eaton Vance Massachusetts Municipal Income Trust

•  Eaton Vance Michigan Municipal Income Trust

•  Eaton Vance New Jersey Municipal Income Trust

•  Eaton Vance New York Municipal Income Trust

•  Eaton Vance Ohio Municipal Income Trust

•  Eaton Vance Pennsylvania Municipal Income Trust

(the "Funds"), each with Eaton Vance Management (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2006 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as "management fees"). The Board considered the financial resources committed by the Adviser in structuring each Fund at the time of its initial public offering. As part of its review, the Board considered each Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Funds are not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Municipal Income Trusts

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance California Municipal Income Trust (CEV), Eaton Vance Florida Municipal Income Trust (FEV), Eaton Vance Massachusetts Municipal Income Trust (MMV), Eaton Vance Michigan Municipal Income Trust (EMI), Eaton Vance New Jersey Municipal Income Trust (EVJ), Eaton Vance New York Municipal Income Trust (EVY), Eaton Vance Ohio Municipal Income Trust (EVO) and Eaton Vance Pennsylvania Municipal Income Trust (EVP) (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts' affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Until 2010. 3 years. Trustee since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 175 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trusts.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Until 2009. 3 years. Trustee since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	175	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	175	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	175	None

Norton H. Reamer (A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	175	None

Eaton Vance Municipal Income Trusts

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 1 year. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	175	None

Ralph F. Verni (A) 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee Until 2010. 3 years. Trustee since 2006	Consultant and private investor.	175	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trusts	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President and Vice President	President of CEV, FEV, EMI, EVY, EVO and EVP since 2005; Vice President of MMV and EVJ since 2004	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President and Vice President	President of MMV and EVJ since 2005; Vice President of CEV, FEV, EMI, EVY, EVO and EVP since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM and BMR.

William H. Ahern, Jr. 7/28/59	Vice President of EMI and EVO	Vice President of EMI since 2000 and EVO since 2005	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of EVY	Since 2005	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President of EVP	Since 2005	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of EVP	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

Eaton Vance Florida Municipal Income Trust

NOTICE TO SHAREHOLDERS

The Florida state intangibles tax was repealed effective January 1, 2007. Accordingly, the Board of Trustees of Eaton Vance Florida Municipal Income Trust approved a revision of the Fund's investment objective. Prior to January 1, 2007, the Fund's objective was "to provide current income exempt from federal income tax in the form of an investment exempt from Florida intangibles tax." As of January 1, 2007, the Fund's objective is "to provide current income exempt from federal income tax."

As part of this objective, the Fund has an investment policy to invest substantially all of its assets (at least 80%) in municipal obligations, the interest on which is exempt from regular federal income tax. The Fund will continue to invest pursuant to this policy and seek income exempt from regular federal income tax, but will increase its exposure to municipal obligations of issuers outside the State of Florida, transforming the Fund in an orderly manner over time into a diversified, national municipal bond fund. In connection with this change, the Fund eliminated its investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities. The Fund's other investment policies remain unchanged. In connection with this, the Fund changed its name to "Eaton Vance Florida Plus Municipal Income Trust." These changes went into effect on January 1, 2008.

Eaton Vance Michigan Municipal Income Trust

NOTICE TO SHAREHOLDERS

The Michigan single business tax was repealed effective December 31, 2007 and replaced with the Michigan business tax effective January 1, 2008, and, accordingly, the investment objective of Eaton Vance Michigan Municipal Income Trust was revised to reflect this change. Prior to January 1, 2008, the objective of Eaton Vance Michigan Municipal Income Trust was "to provide current income exempt from regular federal income tax and Michigan state and city income and single business taxes." As of January 1, 2008, the Fund's objective is "to provide current income exempt from regular federal income tax and Michigan state and city income taxes and the net income tax portion of the Michigan business tax."

The new Michigan business tax has two components consisting of a tax (4.95%) on business income and a tax (0.8%) on gross receipts. In general, an additional surcharge of 21.99% of a taxpayer's liability under the Michigan business tax will also be imposed on those taxpayers subject to the tax. Fund dividends that are exempt-interest dividends attributable to Michigan tax-exempt obligations will be exempt from the tax on business income. These dividends should also be exempt from the tax on gross receipts for individuals, estates, and partnerships and trusts organized for estate or gift planning purposes (but not for other entities). Based on legislation enacted in early December 2007, it appears that individuals, estates, and partnerships and trusts organized for estate or gift planning purposes will generally not be subject to either component of the Michigan business tax with respect to interest, dividends, and gains from stocks and securities. Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax or business tax and may be subject to the city income taxes imposed by certain Michigan cities. While it is contemplated that there may be additional legislation to make technical corrections to the Michigan business tax, the applicability of the tax on gross receipts is currently the most asked question of the Michigan Department of Treasury. Shareholders should consult their tax advisers concerning the applicability of Michigan state and city taxes to their investment in the Fund.

Investment Adviser and Administrator of Eaton Vance Municipal Income Trusts
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787

Overnight Mail:
PFPC Inc.
Attn: Eaton Vance Funds
250 Royall Street
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trusts
The Eaton Vance Building
255 State Street
Boston, MA 02109

147-1/08  CE-MUNISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended November 30, 2006 and November 30, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2006	11/30/2007

Audit Fees	$38,671	$31,820

Audit-Related Fees(1)	$3,675	$3,785

Tax Fees(2)	$6,650	$6,883

All Other Fees(3)	$0	$0

Total	$48,996	$42,488

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2006 and November 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/2006	11/30/2007

Registrant	$10,325	$10,668

Eaton Vance(1)	$66,100	$286,446

(1)Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

California, Florida Plus, Massachusetts, Michigan, New York, New Jersey, Ohio and Pennsylvania Municipal Income Trusts

Portfolio Management

Cynthia J. Clemson, portfolio manager of Eaton Vance California Municipal Income Trust and Eaton Vance Florida Plus Municipal Income Trust, Robert B. MacIntosh, portfolio manager of Eaton Vance Massachusetts Municipal Income Trust and Eaton Vance New Jersey Municipal Income Trust, William H. Ahern, Jr., portfolio manager of Eaton Vance Michigan Municipal Income Trust and Eaton Vance Insured Ohio Municipal Income Trust, Craig R. Brandon, portfolio manager of Eaton Vance New York Municipal Income Trust and Adam A. Weigold, portfolio manager of Eaton Vance Pennsylvania Municipal Income Trust are responsible for the overall and day-to-day management of each Fund’s investments.

Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. MacIntosh has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of EVM and BMR.  Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR.  Mr. Weigold has been a credit analyst with Eaton Vance since 1991 and a portfolio manager since 2007.  He is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
California Municipal Income Trust
Florida Plus Municipal Income Trust
Cynthia J. Clemson
Registered Investment Companies	10	$3,589.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Massachusetts Municipal Income Trust
New Jersey Municipal Income Trust
Robert B. MacIntosh
Registered Investment Companies	10	$2,602.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	238	$190.6	0	$0

Michigan Municipal Income Trust
Ohio Municipal Income Trust
William H. Ahern
Registered Investment Companies	14	$1,896.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

New York Municipal Income Trust
Craig R. Brandon
Registered Investment Companies	12	$1,474.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Pennsylvania Municipal Income Trust
Adam A. Weigold
Registered Investment Companies	12	$1,021.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund

California Municipal Income Trust	None
Florida Municipal Income Trust	None
Cynthia J. Clemson

Massachusetts Municipal Income Trust	$10,001 - $50,000
New Jersey Municipal Income Trust	None
Robert B. MacIntosh

Michigan Municipal Income Trust	None
Ohio Municipal Income Trust	None
William H. Ahern, Jr.

New York Municipal Income Trust	None
Craig R. Brandon

Pennsylvania Municipal Income Trust	None
Adam A. Weigold

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Income Trust

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	January 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	January 15, 2008

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	January 15, 2008